As filed with the Securities and Exchange Commission on September 4, 2020

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-00994

RMB Investors Trust
(Exact name of registrant as specified in charter)

115 South LaSalle Street, 34th Floor

Chicago, IL 60603
(Address of principal executive offices) (Zip code)

Christopher M. Graff

115 South LaSalle Street, 34th Floor

Chicago, IL 60603
(Name and address of agent for service)

(800) 462-2392

Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: June 30, 2020

Item 1. Reports to Stockholders.

JUNE 30, 2020
SEMI-ANNUAL
Report
THE RMB FAMILY OF FUNDS

RMB Fund
RMB Mendon Financial Services Fund
RMB International Fund
RMB Japan Fund
RMB Small Cap Fund
RMB SMID Cap Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website (http://rmbfunds.com/literature-and-forms/), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you invest through a financial intermediary, you may elect to receive shareholder reports and other communications electronically from the Funds by contacting your financial intermediary (such as a broker-dealer or bank).
You may elect to receive all future shareholder reports in paper free of charge. You can request to continue receiving paper copies of your shareholder reports by contacting your financial intermediary or, if you invest directly with a Fund, calling 1-800-345-5954. Your election to receive shareholder reports in paper will apply to all funds held with RMB Investors Trust.

Management’s Discussion of Fund Performance (Unaudited)

RMB Fund
For the six months ended June 30, 2020, the RMB Fund, Class A shares (the “Fund”), returned -6.95% (net of fees), underperforming its benchmark, the S&P 500® Index (total return) (the “Benchmark”), which returned -3.08% for the same period.
The underperformance was driven primarily with respect to a small number of companies that were negatively impacted by the COVID-19 pandemic, and a very modest detraction from sector allocation. Stock selection within the Consumer Discretionary sector accounted for nearly all of the Fund’s underperformance, with all other sectors largely offsetting each other, with some positive and some negative. Not owning Amazon.com detracted from the Fund’s relative performance because Amazon’s stock has soared and is heavily weighted in the Benchmark.
The first half of 2020 was really a tale of two polar opposite quarters. If you had fallen asleep on January 1 and awoke on June 30, looking at year to date market returns, you’d likely say the first half of the year was fairly unremarkable, with a small overall decline following a very strong 2019. As we all know, 2020 has been anything but ordinary, as the COVID-19 pandemic has impacted nearly all aspects of our daily lives and the global macro economy. Adding in the impact of the largest civil unrest that the U.S. has experienced in decades and a highly polarized national political landscape, it’s easy for human emotions to be quite negative about the current state of affairs. So why did the stock market rebound so well and largely shrug off the sharpest economic downturn the country has ever seen? In our view it boils down to the unprecedented rescue the Federal Reserve and U.S. government have quickly implemented to provide monetary and fiscal stimulus. While the pace and magnitude of the recovery from here are in question, there remains a strong case for optimism. We would have thought there would be a lot more “chop” in the market during the second quarter, but the aggressive policies put in place by the U.S. government and Federal Reserve appear to have put a strong floor under the market. Few other risk assets appear attractive, given ultra-low interest rates for the indefinite horizon, which also helps buoy stock prices, the so-called “There Is No Alternative” (TINA) support for the market. We don’t claim to have any ability to predict where the market is heading in the short or intermediate term and market timing is a very difficult, if not impossible, way to add value. We continue to focus the Fund’s efforts on owning what we believe to be great companies with secular growth prospects, strong economic moats, underleveraged balance sheets, and superior management teams. Thank you for the continued trust you place in us to manage your assets.

RMB FUND

RMB Fund PORTFOLIO INVESTMENTS

Sectors	% of net assets
Information Technology	27.2%
Health Care	18.4%
Financials	15.5%
Consumer Discretionary	12.5%
Industrials	5.5%
Real Estate	5.2%
Communication Services	4.7%
Energy	4.1%
Consumer Staples	2.9%
Materials	2.8%
98.8%
Cash & Other Assets, Less Liabilities	1.2%
Total	100.0%
Top 10 Common Stock Holdings	% of net assets
Microsoft Corp.	7.6%
Apple, Inc.	5.7%
American Tower Corp.	5.2%
Alphabet, Inc. — Class A	4.7%
Visa, Inc. — Class A	4.5%
Morgan Stanley	3.6%
IHS Markit, Ltd.	3.4%
Danaher Corp.	3.3%
UnitedHealth Group, Inc.	3.0%
Diageo PLC — ADR	2.9%
43.9%

TOTAL RETURN† (Through June 30, 2020)

Growth of  $10,000 Over Ten Years

Average Annual Total Returns	with max. sales charge or CDSC	with no sales charges or CDSC	S&P 500® Total Return Index*	Russell 3000® Total Return Index*
Class A
Six Months**	(11.59)%	(6.95)%	(3.08)%	(3.48)%
One year	(2.01)%	3.14%	7.51%	6.53%
Three years	8.87%	10.75%	10.73%	10.04%
Five years	6.78%	7.89%	10.73%	10.03%
Ten years	11.46%	12.03%	13.99%	13.72%
Class C
Six Months	(8.22)%	(7.29)%	(3.08)%	(3.48)%
One year	1.38%	2.38%	7.51%	6.53%
Three years	9.92%	9.92%	10.73%	10.04%
Five years	7.08%	7.08%	10.73%	10.03%
Ten years	11.19%	11.19%	13.99%	13.72%
Class I
Six Months	(6.83)%	(6.83)%	(3.08)%	(3.48)%
One year	3.41%	3.41%	7.51%	6.53%
Three years	11.04%	11.04%	10.73%	10.04%
Since inception (02/01/17)	12.72%	12.72%	11.66%	10.94%
Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than performance data quoted. Refer to www.rmbfunds.com to obtain performance data current to the most recent quarter end. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The expense ratio of the RMB Fund Class A is 1.17%, for Class C is 1.92% and Class I is 0.92% as set forth in the Fund’s prospectus dated May 1, 2020.
†
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not indicative of future results. Total return figures include the reinvestment of dividends. Investment return and principal value will fluctuate with market conditions and an investor’s shares when redeemed may be worth more or less than their original cost.

*
Keep in mind that indices have no management fees or brokerage costs.

**
Actual returns, and are not annualized.

            RMB FUND

Management’s Discussion of Fund Performance (Unaudited) (Continued)

RMB Mendon Financial Services Fund
For the six months ended June 30, 2020, the RMB Mendon Financial Services Fund, Class A shares (the “Fund”), returned -34.84% (net of fees), underperforming its benchmark, the NASDAQ Bank Index (total return) (the “Benchmark”), which returned -30.06% for the same period.
The first half of 2020 saw one of the worst quarters in recent memory followed by the best quarter since 1998. Market participants witnessed the financial services sector fare worse than the overall market, only to rebound much less than the broader market. Fundamental concerns around the unquantifiable nature of the type of recession, what resulting credit losses could be, and the shape and outlook of the yield curve, have caused investors to abandon the sector. Additionally, financials, which represent a large component in the value segment of the market, were left behind during the period, due to the market’s magnified interest in large cap growth stocks. Despite this, we continue to see growth opportunities in the financial services sector. Bank stocks are currently trading near 20-year relative and absolute low valuations. There has been forced selling in many smaller, less-liquid names that we own, resulting in the Fund underperforming its benchmark, as it tends to own smaller cap names. During the period, the Fund did transition to some larger market cap companies that we favor in this environment, as we expect companies with capital markets industry verticals to benefit from uncertainty, and engage in increased capital markets activities, such as syndicate and sales/trading. We also broadened the geographic scope of the Fund’s portfolio to position it to be a beneficiary of the potential “on-shoring” of manufacturing to domestic companies from overseas, in reaction to the supply chain disruptions caused by the COVID-19 virus outbreak. The Fund now has greater exposure to the Midwest and Puerto Rico, where there could be a domestic manufacturing renaissance. We believe there is plenty of idle manufacturing capacity in these regions, whether in dormant factories that could provide easily implemented turnkey solutions or “gig” workers who could easily return to more predictable employment provided by manufacturing.
The other thematic shift that the recent market volatility has allowed us to make is to invest in several “self-help” stories at extremely discounted valuations, where large acquisitions have recently closed, such as CenterState Bank (CSFL)/South State Corp. (SSB) and First Horizon National Corp. (FHN)/IberiaBank Corp. (IBKC). The surviving companies can be internally focused and not 100% dependent on their local economies, aggressively cut costs, and benefit from putting material credit marks in the rear-view mirror. Additionally, these newly created franchises will be of interest to larger banks as merger and acquisition activity resumes.
Despite vast differences in the outlook and operations of various financial services companies, the market has treated the sector with uniform disdain in favor of the allure of growth and momentum stocks. We remain extremely positive on the financial services sector, and believe that the current environment, while difficult in the near-term, will provide the basis for material excess returns in future periods.

RMB MENDON FINANCIAL SERVICES FUND

RMB Mendon Financial Services Fund PORTFOLIO INVESTMENTS

Industries	Long %	Short %	% of net assets
Banks	86.5%	-0.7%	85.8%
Diversified Financials	12.5%	-0.2%	12.3%
	99.0%	-0.9%	98.1%
Cash & Other Assets, Less Liabilities	1.9%	0.0%	1.9%
Total	100.9%	-0.9%	100.0%
Top 10 Common Stock Holdings	% of net assets
FB Financial Corp.	7.1%
Veritex Holdings, Inc.	6.5%
Live Oak Bancshares, Inc.	6.4%
Ameris Bancorp	6.2%
Equity Bancshares, Inc. — Class A	5.9%
First Bancshares, Inc. (The)	5.2%
Far Point Acquisition Corp. — Class A	4.3%
First Horizon National Corp.	4.2%
Spirit of Texas Bancshares, Inc.	3.7%
TCF Financial Corp.	3.5%
53.0%

TOTAL RETURN† (Through June 30, 2020)

Growth of  $10,000 Over Ten Years

Average Annual Total Returns	with max. sales charge or CDSC	with no sales charges or CDSC	NASDAQ Bank Total Return Index*
Class A
Six Months**	(38.10)%	(34.84)%	(30.06)%
One year	(30.52)%	(26.86)%	(23.53)%
Three years	(12.06)%	(10.54)%	(7.88)%
Five years	0.53%	1.57%	1.19%
Ten years	6.64%	7.18%	7.31%
Class C
Six Months	(35.76)%	(35.11)%	(30.06)%
One year	(28.14)%	(27.42)%	(23.53)%
Three years	(11.22)%	(11.22)%	(7.88)%
Five years	0.81%	0.81%	1.19%
Ten years	6.38%	6.38%	7.31%
Class I
Six Months	(34.77)%	(34.77)%	(30.06)%
One year	(26.68)%	(26.68)%	(23.53)%
Three years	(10.32)%	(10.32)%	(7.88)%
Since inception (02/01/17)	(7.92)%	(7.92)%	(6.89)%
Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than performance data quoted. Refer to www.rmbfunds.com to obtain performance data current to the most recent quarter end. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The expense ratio of the RMB Mendon Financial Services Fund Class A is 1.28%, for Class C is 2.04% and Class I is 1.03% as set forth in the Fund’s prospectus dated May 1, 2020.
†
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not indicative of future results. Total return figures include the reinvestment of dividends. Investment return and principal value will fluctuate with market conditions and an investor’s shares when redeemed may be worth more or less than their original cost.

*
Keep in mind that indices have no management fees or brokerage costs.

**
Actual returns, and are not annualized.

            RMB MENDON FINANCIAL SERVICES FUND

Management’s Discussion of Fund Performance (Unaudited) (Continued)

RMB International Fund
For the six months ended June 30, 2020, the RMB International Fund, Class I shares (the “Fund”), returned -11.09% (net of fees), slightly outperforming its benchmark, the MSCI EAFE Index (the “Benchmark”), which returned -11.34% for the same period, as measured in U.S. dollars.
The Fund’s outperformance was driven primarily by favorable sector allocation and partially offset by less favorable stock selection. Stock selection was strongest in the Industrials and Healthcare sectors, yet detracted primarily in the Financials and Consumer Discretionary sectors. At the sector allocation level, an overweight in Information Technology and underweight in Financials and Energy positively contributed to the Fund’s performance during the period. Regarding country allocation, the Fund remains overweight in Japan, with our belief that the country’s equity market presents a long-term investment opportunity on the back of corporate governance reform under the Abe administration, and enhanced shareholder returns as a result of the initiative.
As we approach the one-year mark since the new team started managing the Fund, we are more confident than ever of the quality of the Fund’s holdings and the ability to leverage our fundamental research capabilities to take advantage of the equity investment opportunities in the developed countries across the world. Though we maintain our cautious view on the uncertainty in global macroeconomic factors, as well as the political environment, we believe we are poised to capture idiosyncratic investment opportunities in the long run.

RMB INTERNATIONAL FUND

RMB International Fund PORTFOLIO INVESTMENTS

Sectors	% of net assets
Industrials	18.3%
Health Care	15.6%
Financials	15.1%
Information Technology	11.8%
Consumer Staples	11.2%
Consumer Discretionary	8.4%
Communication Services	5.7%
Materials	5.0%
Real Estate	3.2%
Energy	2.3%
96.6%
Cash & Other Assets, Less Liabilities	3.4%
Total	100.0%
Top 10 Common Stock Holdings	% of net assets
Lonza Group AG	4.4%
Novartis AG	4.1%
Rentokil Initial PLC	4.0%
Kerry Group PLC — Class A	3.7%
Grifols S.A.	3.6%
Shionogi & Co. Ltd.	3.5%
Schneider Electric SE	3.2%
STMicroelectronics N.V.	3.2%
Takuma Co. Ltd.	3.0%
BASF SE	2.9%
35.6%

TOTAL RETURN† (Through June 30, 2020)

Growth of  $10,000 Since Inception

Average Annual Total Returns	with no sales charges or CDSC	MSCI EAFE Index*
Class I
Six Months**	(11.09)%	(11.34)%
One year	(6.26)%	(5.13)%
Since inception (12/27/17)	(7.18)%	(2.56)%
Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than performance data quoted. Refer to www.rmbfunds.com to obtain performance data current to the most recent quarter end. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The expense ratio of the RMB International Fund Class I is 0.96% as set forth in the Fund’s prospectus dated May 1, 2020.
†
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not indicative of future results. The Fund’s total return figures include the reinvestment of dividends. Investment return and principal value will fluctuate with market conditions and an investor’s shares when redeemed may be worth more or less than their original cost.

^
12/27/17 commencement of operations.

*
Keep in mind that indices have no management fees or brokerage costs.

**
Actual returns, and are not annualized.

            RMB INTERNATIONAL FUND

Management’s Discussion of Fund Performance (Unaudited) (Continued)

RMB Japan Fund
For the six months ended June 30, 2020, the RMB Japan Fund, Class I shares (the “Fund”), returned -7.11% (net of fees), on par with its benchmark, the MSCI Japan Index (the “Benchmark”), which was down -7.12% for the same period, as measured in the U.S. dollar.
Fund performance was positively impacted by strong stock selection within the Industrials, Consumer Discretionary, Materials, and Information Technology sectors. Stock selection within Communication Services and Real Estate detracted from results.
During the first half of 2020, Japanese equities demonstrated their ability to provide superior downside protection amidst the COVID-19 pandemic compared to most developed international markets.
Despite the fact that the country was one of the early victims of the outbreak of COVID-19 due to its geographic proximity to China, rapid market selloffs in countries outside Asia quickly surpassed that of Japan, as the spread of the virus continued to expand. Moving into the second quarter, the Japanese stock market joined a global market rally supported by the Fed and the Bank of Japan’s fund supply measures to facilitate financing in the private sector and maintain stability in financial markets in response to COVID-19, although market volatility remained high, as concerns about the resurgence of COVID-19 cases and poor economic outlook continued. With the market being sustained by increased liquidity, the equity risk premium falling sharply among large cap growth names was particularly noticeable, further stretching the already wide performance gap between large cap growth and small cap value names.
Despite the fact that Japan has so far been one of the countries that has been less disrupted by the spread of COVID-19, the valuation gap between the country’s equity market and those of its developed market peers remains wide. Further, we maintain our belief that the amount of financial resources available among Japanese companies should help them to stay more flexible and opportunistic as they navigate the economy going forward. With the country’s corporate governance system and the quality of capital allocation decisions improving, we believe the Japanese equity market is well positioned to continue to narrow the valuation gap through this time of uncertainty.

RMB JAPAN FUND

RMB Japan Fund PORTFOLIO INVESTMENTS

Sectors	% of net assets
Industrials	22.2%
Consumer Discretionary	15.3%
Information Technology	14.7%
Communication Services	11.6%
Health Care	8.2%
Consumer Staples	8.2%
Financials	7.0%
Materials	5.6%
Real Estate	3.8%
96.6%
Cash & Other Assets, Less Liabilities	3.4%
Total	100.0%
Top 10 Common Stock Holdings	% of net assets
Toyota Motor Corp.	4.9%
Shionogi & Co. Ltd.	4.8%
Sony Corp.	4.6%
Murata Manufacturing Co. Ltd.	4.0%
Shin-Etsu Chemical Co. Ltd.	3.7%
Takuma Co. Ltd.	3.5%
TV Asahi Holdings Corp.	3.4%
Nidec Corp.	3.2%
COMSYS Holdings Corp.	3.2%
Horiba Ltd.	3.1%
38.4%

TOTAL RETURN† (Through June 30, 2020)

Growth of  $10,000 Since Inception

Average Annual Total Returns	with no sales charges or CDSC	MSCI Japan Index*
Class I
Six Months**	(7.11)%	(7.12)%
One year	2.46%	3.10%
Since inception (12/27/17)	(2.41)%	(1.35)%
Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than performance data quoted. Refer to www.rmbfunds.com to obtain performance data current to the most recent quarter end. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The expense ratio of the RMB Japan Fund Class I is 1.31% as set forth in the Fund’s prospectus dated May 1, 2020.
†
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not indicative of future results. The Fund’s total return figures include the reinvestment of dividends. Investment return and principal value will fluctuate with market conditions and an investor’s shares when redeemed may be worth more or less than their original cost.

^
12/27/17 commencement of operations.

*
Keep in mind that indices have no management fees or brokerage costs.

**
Actual returns, and are not annualized.

            RMB JAPAN FUND

Management’s Discussion of Fund Performance (Unaudited) (Continued)

RMB Small Cap Fund
For the six months ended June 30, 2020, the RMB Small Cap Fund, Class I shares (the “Fund”), returned -11.50% (net of fees), outperforming its benchmark, the Russell 2000® Index (the “Benchmark”), which returned -12.98% for the same period.
Stock selection within the Health Care and Information Technology sectors contributed most significantly to the Fund’s returns for the period. Stock selection in Financials and Consumer Staples detracted from the Fund’s relative performance.
The first half of the year was defined by the COVID-19 pandemic, as economic growth shifted from robust to recession/depression on mandated lockdowns. The COVID-19 shock created both new risks and new opportunities. The Fund is adapting to reflect both. The RMB Research Core Team reviewed Fund holdings and its watch list companies and grouped them into four buckets: 1) The Power Through Bucket, 2) The Recover Quick Bucket, 3) The Recover Slow Bucket, 4) Change Leaders. The Fund has been reducing positions from the “Recover Slow Bucket” and adding positions in the “Recover Quick” and “Change Leader” buckets. This trading activity has contributed 177 basis points of excess return through June 30.
We expect more volatility, and opportunity to add value, heading into the second half of the year related to the shape of the economic recovery, additional fiscal and monetary stimulus, as well as the election in November. Our portfolio construction process is meant to handle the significant amount of economic and political uncertainty that awaits investors, as the pandemic and political uncertainties unfold throughout the rest of this year.
We will stay focused on company-specific signals of wealth creation at companies driven by what we believe to be top management skill and savvy capital allocation, which we believe are selling at attractive prices, offering upside potential compared to downside risk.

RMB SMALL CAP FUND

RMB Small Cap Fund PORTFOLIO INVESTMENTS

Sectors	% of net assets
Health Care	20.0%
Industrials	17.5%
Information Technology	16.6%
Financials	16.0%
Consumer Discretionary	9.7%
Real Estate	7.1%
Materials	4.4%
Energy	1.5%
Utilities	1.3%
Consumer Staples	1.0%
95.1%
Cash & Other Assets, Less Liabilities	4.9%
Total	100.0%
Top 10 Common Stock Holdings	% of net assets
West Pharmaceutical Services, Inc.	3.8%
Pool Corp.	3.1%
EastGroup Properties, Inc.	2.9%
Repligen Corp.	2.9%
Fair Isaac Corp.	2.7%
TriCo Bancshares	2.7%
Seacoast Banking Corp. of Florida	2.6%
Catalent, Inc.	2.3%
Exponent, Inc.	2.2%
Neogen Corp.	2.2%
27.4%

TOTAL RETURN† (Through June 30, 2020)

Growth of  $10,000 Over Ten Years

Average Annual Total Returns	with no sales charges or CDSC	Russell 2000® Total Return Index*
Class I
Six Months**	(11.50)%	(12.98)%
One year	(5.89)%	(6.63)%
Three years	4.87%	2.01%
Five years	4.82%	4.29%
Ten years	9.92%	10.50%
Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than performance data quoted. Refer to www.rmbfunds.com to obtain performance data current to the most recent quarter end. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The expense ratio of the RMB Small Cap Fund Class I is 0.96% as set forth in the Fund’s prospectus dated May 1, 2020.
†
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not indicative of future results. The Fund’s total return figures include the reinvestment of dividends. Investment return and principal value will fluctuate with market conditions and an investor’s shares when redeemed may be worth more or less than their original cost.

*
Keep in mind that indices have no management fees or brokerage costs.

**
Actual returns, and are not annualized.

            RMB SMALL CAP FUND

Management’s Discussion of Fund Performance (Unaudited) (Continued)

RMB SMID Cap Fund
For the six months ended June 30, 2020, the RMB SMID Cap Fund, Class I shares (the “Fund”), returned -6.30% (net of fees), outperforming its benchmark, the Russell 2500® Index (the “Benchmark”), which returned -11.05% for the same period.
Stock selection within the Health Care, Industrial, and Real Estate sectors contributed most significantly to the Fund’s returns for the period. Stock selection in Financials and Consumer Discretionary detracted from the Fund’s relative performance.
The first half of the year was defined by the COVID-19 pandemic, as economic growth shifted from robust to recession/depression on mandated lockdowns. The COVID-19 shock created both new risks and new opportunities. The Fund is adapting to reflect both. The RMB Research Core Team reviewed Fund holdings and its watch list companies and grouped them into four buckets: 1) The Power Through Bucket, 2) The Recover Quick Bucket, 3) The Recover Slow Bucket, 4) Change Leaders. The Fund has been reducing positions from the “Recover Slow Bucket” and adding positions in the “Recover Quick” and “Change Leader” buckets. This trading activity has contributed 358 basis points of excess return through June 30.
We expect more volatility, and opportunity to add value, heading into the second half of the year related to the shape of the economic recovery, additional fiscal and monetary stimulus, as well as the election in November. Our portfolio construction process is meant to handle the significant amount of economic and political uncertainty that awaits investors, as the pandemic and political uncertainties unfold throughout the rest of this year.
We will stay focused on company-specific signals of wealth creation at companies driven by what we believe to be top management skill and savvy capital allocation, which we believe are selling at attractive prices, offering upside potential compared to downside risk.

RMB SMID CAP FUND

RMB SMID Cap Fund PORTFOLIO INVESTMENTS

Sectors	% of net assets
Information Technology	19.1%
Industrials	17.7%
Health Care	15.6%
Financials	14.3%
Consumer Discretionary	9.7%
Materials	9.3%
Real Estate	7.1%
Energy	1.7%
Communication Services	0.6%
95.1%
Cash & Other Assets, Less Liabilities	4.9%
Total	100.0%
Top 10 Common Stock Holdings	% of net assets
West Pharmaceutical Services, Inc.	3.4%
Fair Isaac Corp.	3.1%
Vail Resorts, Inc.	2.7%
Catalent, Inc.	2.6%
Copart, Inc.	2.6%
Bio-Techne Corp.	2.5%
EastGroup Properties, Inc.	2.4%
First Republic Bank	2.4%
Repligen Corp.	2.4%
Alexandria Real Estate Equities, Inc.	2.3%
26.4%

TOTAL RETURN† (Through June 30, 2020)

Growth of  $10,000 Over Ten Years

Average Annual Total Returns	with no sales charges or CDSC	Russell 2500™ Total Return Index*
Class I
Six Months**	(6.30)%	(11.05)%
One year	1.26%	(4.70)%
Three years	8.16%	4.08%
Five years	7.31%	5.41%
Ten years	10.98%	11.46%
Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than performance data quoted. Refer to www.rmbfunds.com to obtain performance data current to the most recent quarter end. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The expense ratio of the RMB SMID Cap Fund Class I is 0.81% as set forth in the Fund’s prospectus dated May  1, 2020.
†
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not indicative of future results. The Fund’s total return figures include the reinvestment of dividends. Investment return and principal value will fluctuate with market conditions and an investor’s shares when redeemed may be worth more or less than their original cost.

*
Keep in mind that indices have no management fees or brokerage costs.

**
Actual returns, and are not annualized.

            RMB SMID CAP FUND

Fund Information (Unaudited)

About Fund Performance
Performance information reflects past performance and does not guarantee future results. Current performance of each of the RMB Fund, RMB Mendon Financial Services Fund, RMB International Fund, RMB Japan Fund, RMB Small Cap Fund, and RMB SMID Cap Fund (each, a “Fund” and collectively, the “Funds”) may be lower or higher than performance data quoted. Refer to www.rmbfunds.com to obtain performance data current to the most recent quarter end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fund performance figures shown in each of the performance tables assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend dates. Performance figures shown for the S&P 500® Index Total Return (the RMB Fund's Benchmark) and the NASDAQ Bank Index Total Return(the RMB Mendon Financial Services Fund's Benchmark) each reflect reinvestment of dividends in the Benchmark.Performance figures shown for other Benchmarks do not reflect the reinvestment of dividends in the Benchmark.Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
Fund Risks
Mutual fund investing involves risk; loss of principal is possible. The RMB Fund invests in larger, more established companies, which may not respond as quickly to competitive challenges or have growth rates as high as those of smaller companies during periods of economic expansion.
The RMB Mendon Financial Services Fund is a sector fund. These types of funds may be susceptible to factors affecting the sector in which they invest (financial services), and the net asset values of these funds may fluctuate more than a fund that invests in a wider range of sectors. Because the Fund concentrates its investments in one sector of the economy, investors should consider the risk that the Fund may experience greater volatility than funds that invest across several sectors. The Fund utilizes derivative instruments, including options, and short sales from time to time. These investments can be volatile and involve various types and degrees of risks, including unlimited losses. Depending upon the characteristics of particular derivatives, they can suddenly become illiquid.
The RMB International Fund and RMB Japan Fund invest in foreign securities which may be more volatile than U.S. securities and are also subject to risks of currency exchange rate fluctuation, illiquidity, inflation, and political instability. The RMB Small Cap Fund and the RMB SMID Cap Fund invest primarily in companies with small and small-to-medium market capitalizations, respectively. Securities of companies with small-to-medium market capitalizations are often more volatile, less liquid and more susceptible to market pressures than securities of larger issuers. Each Fund’s prospectus contains more information about these and other risks.
Market Indexes
The following are definitions for indexes used in Management’s Discussion of each Fund’s performance and the accompanying performance summary tables. These indexes are unmanaged and do not reflect the payment of transaction costs and advisory and other fees associated with an investment in the Funds. The securities that comprise these indexes may differ substantially from the securities in the Funds’ portfolios. A Fund’s specific investment strategy and restrictions may exclude certain investments that reflect the makeup of its benchmark index. It is not possible to invest directly in an index. Each index named is not the only index which may be used to characterize performance of a specific Fund and other indexes may portray different comparative performance.
S&P 500® Index Total Return, is a capital weighted, unmanaged index that represents the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange, and includes the reinvestment of dividends in the index.
NASDAQ Bank Index Total Return, contains securities of NASDAQ-listed companies classified according to the Industry Classification Benchmark as banks, and includes the reinvestment of dividends in the index. These banks provide a broad range of financial services, including retail banking, loans and money transmissions.
Morgan Stanley Capital International (MSCI) Europe, Australia, and Far East (EAFE) Index, is an equity index which captures large- and mid-cap representation across developed market countries around the world, excluding the US and Canada. With more than 900 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.
Morgan Stanley Capital International (MSCI) Japan Index, is designed to measure the performance of the large- and mid-cap segments of the Japanese market. With more than 300 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in Japan.
Russell 2000® Index
The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization.
Russell 2500TM Index
The Russell 2500TM Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization.
The management’s discussion of fund performance reflects the opinions of Fund managers as of June 30, 2020. They are subject to change and any forecasts made cannot be guaranteed. The Funds might not continue to hold any securities mentioned and have no obligation to disclose purchases or sales in these securities. Please refer to the Schedule of Investments in this report for a complete list of Fund holdings as of June 30, 2020.

FUND INFORMATION

RMB Fund
 Portfolio Holdings   As of June 30, 2020 (Unaudited)
		Number of Shares	Value
	Common Stocks 98.8% (percentage of net assets)
	COMMUNICATION SERVICES 4.7%
*	Alphabet, Inc. — Class A	3,231	$4,581,720
	CONSUMER DISCRETIONARY 12.5%
*	Booking Holdings, Inc.	1,573	2,504,751
	Home Depot, Inc. (The)	8,500	2,129,335
*	ServiceMaster Global Holdings, Inc.	70,000	2,498,300
*	Skyline Champion Corp.	47,000	1,143,980
	Starbucks Corp.	22,000	1,618,980
	Vail Resorts, Inc.	12,000	2,185,800
			12,081,146
	CONSUMER STAPLES 2.9%
	Diageo PLC — ADR	21,000	2,822,190
	ENERGY 4.1%
	Chevron Corp.	20,700	1,847,061
	Kinder Morgan, Inc.	142,100	2,155,657
			4,002,718
	FINANCIALS 15.5%
	JPMorgan Chase & Co.	24,000	2,257,440
	MarketAxess Holdings, Inc.	5,000	2,504,600
	Marsh & McLennan Cos., Inc.	19,500	2,093,715
	Morgan Stanley	72,200	3,487,260
	Progressive Corp. (The)	30,000	2,403,300
*	SVB Financial Group	10,200	2,198,406
			14,944,721
	HEALTH CARE 18.4%
	Becton, Dickinson and Co.	9,100	2,177,357
	Cerner Corp.	34,000	2,330,700
	Cooper Cos., Inc.	8,200	2,325,848
	Danaher Corp.	18,000	3,182,940
*	Edwards Lifesciences Corp.	39,300	2,716,023
	STERIS PLC	14,064	2,157,980
	UnitedHealth Group, Inc.	9,800	2,890,510
			17,781,358
	INDUSTRIALS 5.5%
	IHS Markit, Ltd.	43,000	3,246,500
	Raytheon Technologies Corp.	32,920	2,028,530
			5,275,030
	INFORMATION TECHNOLOGY 27.2%
	Accenture PLC — Class A	12,500	2,684,000
	Analog Devices, Inc.	22,250	2,728,740
	Apple, Inc.	15,230	5,555,904
	Microsoft Corp.	36,200	7,367,062
*	PTC, Inc.	35,000	2,722,650
*	Tyler Technologies, Inc.	2,700	936,576
	Visa, Inc. — Class A	22,400	4,327,008
			26,321,940

	Number of Shares	Value
MATERIALS 2.8%
Avery Dennison Corp.	23,500	$2,681,115
REAL ESTATE 5.2%
American Tower Corp.	19,500	5,041,530
Total Common Stocks (Cost: $60,474,856)		95,533,468
Short-Term Investments 1.3% (percentage of net assets)
MONEY MARKET FUNDS 1.3%
First American Government Obligations Fund — Class X — 0.09%a	1,281,329	1,281,329
Total Short-Term Investments (Cost: $1,281,329)		1,281,329
Total Investments 100.1% (Cost: $61,756,185)		$96,814,797
Liabilities, less cash and other assets (0.1)%		(101,941)
Net Assets 100.0%		$96,712,856

ADR American Depositary Receipt
*
Indicates securities that do not produce income.

a
Rate quoted is seven-day yield at period end.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by RMB Capital Management, LLC.

            RMB FUND
See Notes to Financial Statements

RMB Mendon Financial Services Fund
 Portfolio Holdings   As of June 30, 2020 (Unaudited)
		Number of Shares	Value
	Common Stocks 98.9% (percentage of net assets)
	BANKS 86.5%
	Ameris Bancorpa	500,000	$11,795,000
	Banc of California, Inc.	155,416	1,683,155
	BancorpSouth Bank	75,000	1,705,500
	Bank of America Corp.a,b	44,613	1,059,559
	BankUnited, Inc.	120,000	2,430,000
	Business First Bancshares, Inc.	30,678	470,907
	Byline Bancorp, Inc.	500,000	6,550,000
	Citigroup, Inc.	6,965	355,911
	Civista Bancshares, Inc.	100,009	1,540,139
*	Equity Bancshares, Inc. — Class A	650,000	11,336,000
*	Esquire Financial Holdings, Inc.	76,628	1,295,013
	FB Financial Corp.	550,000	13,623,500
	First Bancorp	175,000	4,389,000
	First BanCorp	350,000	1,956,500
	First Bancshares, Inc. (The)	446,068	10,036,530
	First Busey Corp.	164,562	3,069,081
	First Horizon National Corp.a,b	800,000	7,968,000
	Hilltop Holdings, Inc.	100,000	1,845,000
*	Howard Bancorp, Inc.	518,448	5,505,918
	Huntington Bancshares, Inc.	150,000	1,355,250
	JPMorgan Chase & Co.	5,000	470,300
*	Limestone Bancorp, Inc.	10,014	131,684
	Live Oak Bancshares, Inc.	850,000	12,333,500
	Old Second Bancorp, Inc.	150,529	1,171,116
	Origin Bancorp, Inc.	298,128	6,558,816
	Peoples Bancorp, Inc.	66,086	1,406,310
	PNC Financial Services Group, Inc. (The)a,b	10,000	1,052,100
	Popular, Inc.	49,358	1,834,637
*	Professional Holding Corp. — Class Ac	248,430	3,448,208
	Reliant Bancorp, Inc.	109,128	1,777,695
*	Seacoast Banking Corp. of Florida	89,740	1,830,696
	South State Corp.	60,000	2,859,600
*	Spirit of Texas Bancshares, Inc.	576,460	7,096,223
	Synovus Financial Corp.a,b	246,411	5,058,818
	TCF Financial Corp.a	225,000	6,619,500
*	Triumph Bancorp, Inc.	150,000	3,640,500
	Veritex Holdings, Inc.	700,000	12,390,000
	Wells Fargo & Co.a,b	130,000	3,328,000
	Wintrust Financial Corp.	55,000	2,399,100
			165,376,766
	DIVERSIFIED FINANCIALS 12.4%
	Ally Financial, Inc.a,b	168,316	3,337,706
	Bank of New York Mellon Corp. (The)a,b	50,000	1,932,500
*	Cannae Holdings, Inc.a,b	75,000	3,082,500
	Cowen, Inc. — Class A	107,400	1,740,954
		Number of Shares	Value
*	Far Point Acquisition Corp. — Class A	800,000	$8,192,000
*	Foley Trasimene Acquisition Corp. — Unitd	200,000	2,134,000
	Goldman Sachs Group, Inc. (The)a,b	2,550	503,931
	Manning & Napier, Inc.	521,582	1,491,725
	Morgan Stanley	8,037	388,187
	OneMain Holdings, Inc.	9,011	221,130
*	Oportun Financial Corp.	50,000	672,000
			23,696,633
	Total Common Stocks (Cost: $208,582,837)		189,073,399
	Warrants 0.1% (percentage of net assets)
	DIVERSIFIED FINANCIALS 0.1%
*	Far Point Acquisition Corp.	340,518	170,259
	Total Warrants (Cost: $426,033)		170,259
	Short-Term Investments 0.0% (percentage of net assets)
	MONEY MARKET FUNDS 0.0%
	First American Government Obligations Fund — Class X — 0.09%e	796	796
	Total Short-Term Investments (Cost: $796)		796
	Total Investments 99.0% (Cost: $209,009,666)		$189,244,454
	Call option written (0.9)% (Premiums received: $1,627,516)		(1,742,490)
	Cash and other assets, less liabilities 1.9%		3,747,612
	Net Assets 100.0%		$191,249,576

	Number of Contracts
Call Option Written (0.9)% (percentage of net assets)
BANKS (0.7)%
Ameris Bancorp
@ 30, Notional Amount: $(3,000,000), due Jan 21	(1,000)	(210,000)
Bank of America Corp.
@ 25, Notional Amount: $(500,000), due Aug 20	(200)	(21,400)
@ 27, Notional Amount: $(540,000), due Nov 20	(200)	(26,000)
First Horizon National Corp.
@ 9, Notional Amount: $(450,000), due Aug 20	(500)	(72,500)
@ 11, Notional Amount: $(1,100,000), due Nov 20	(1,000)	(95,000)

RMB MENDON FINANCIAL SERVICES FUND

See Notes to Financial Statements

RMB Mendon Financial Services Fund
 Portfolio Holdings   As of June 30, 2020 (Unaudited)
	Number of Contracts	Value
@ 12, Notional Amount: $(1,200,000), due Jan 21	(1,000)	$(85,000)
@ 13, Notional Amount: $(1,300,000), due Jan 21	(1,000)	(60,000)
PNC Financial Services Group, Inc. (The)
@ 110, Notional Amount: $(550,000), due Aug 20	(50)	(21,000)
@ 120, Notional Amount: $(600,000), due Nov 20	(50)	(22,625)
Synovus Financial Corp.
@ 21, Notional Amount: $(630,000), due Nov 20	(300)	(89,250)
@ 24, Notional Amount: $(2,400,000), due Feb 21	(1,000)	(210,000)
@ 25, Notional Amount: $(1,250,000), due Nov 20	(500)	(72,500)
TCF Financial Corp.
@ 35, Notional Amount: $(3,500,000), due Jan 21	(1,000)	(225,000)
Wells Fargo & Co.
@ 30, Notional Amount: $(900,000), due Oct 20	(300)	(35,250)
@ 35, Notional Amount: $(1,750,000), due Jan 21	(500)	(47,500)
		(1,293,025)
DIVERSIFIED FINANCIALS (0.2)%
Ally Financial, Inc.
@ 24, Notional Amount: $(1,200,000), due Dec 20	(500)	(87,500)
Bank of New York Mellon Corp. (The)
@ 40, Notional Amount: $(1,000,000), due Jan 21	(250)	(83,750)
@ 45, Notional Amount: $(1,125,000), due Jan 21	(250)	(37,875)
Cannae Holdings, Inc.
@ 45, Notional Amount: $(1,125,000), due Feb 21	(250)	(130,000)
@ 50, Notional Amount: $(1,250,000), due Feb 21	(250)	(86,250)
Goldman Sachs Group, Inc. (The)
@ 200, Notional Amount: $(240,000), due Jul 20	(12)	(7,440)
@ 205, Notional Amount: $(246,000), due Oct 20	(12)	(16,650)
		(449,465)
Total Call Option Written (Premiums received $1,627,516)		(1,742,490)
*
Indicates securities that do not produce income.

a
Securities or partial securities on which call/put options were written.

b
Security or partial security segregated as collateral for written options. The aggregate market value of collateral posted was $14,631,788. The Fund is obligated to pay the counterparty any interest due on written options. Such interests is recorded as an expense to the Fund.

c
Shares held are restricted.

d
Each unit issued consists of one share of the Company’s Class A common stock and one-third of one warrant.

e
Rate quoted is seven-day yield at period end.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by RMB Capital Management, LLC.

            RMB MENDON FINANCIAL SERVICES FUND
See Notes to Financial Statements

RMB International Fund
 Portfolio Holdings   As of June 30, 2020 (Unaudited)
	Number of Shares	Value
Common Stocks 96.6% (percentage of net assets)
AUSTRALIA 1.5%
National Australia Bank Ltd.	237,956	$3,015,456
CANADA 2.7%
Open Text Corp.	131,390	5,579,430
FINLAND 2.4%
Sampo OYJ — Class A	140,795	4,853,152
FRANCE 9.3%
Atos SE	59,474	5,098,869
LVMH Moet Hennessy Louis Vuitton SE	7,348	3,244,092
Safran S.A.	41,309	4,155,307
Schneider Electric SE	59,397	6,607,096
		19,105,364
GERMANY 2.9%
BASF SE	107,013	6,010,820
HONG KONG 4.5%
Hong Kong Exchanges & Clearing Ltd.	140,925	6,002,240
Link REIT	400,105	3,284,929
		9,287,169
IRELAND 5.7%
Glanbia PLC	364,058	4,137,084
Kerry Group PLC — Class A	61,069	7,586,405
		11,723,489
JAPAN 31.9%
Japan Hotel REIT Investment Corp.	7,864	3,262,102
Kao Corp.	71,888	5,704,875
Keyence Corp.	6,340	2,656,850
MS&AD Insurance Group Holdings, Inc.	169,700	4,673,319
Murata Manufacturing Co. Ltd.	73,700	4,344,505
Nippon Telegraph & Telephone Corp.	171,370	3,992,827
ORIX Corp.	322,000	3,998,356
Recruit Holdings Co. Ltd.	114,100	3,923,922
Shionogi & Co. Ltd.	112,400	7,051,233
SoftBank Group Corp.	45,129	2,275,750
Sony Corp.	63,400	4,376,513
Stanley Electric Co. Ltd.	82,600	1,999,548
Takuma Co. Ltd.	440,300	6,072,301
Toyota Motor Corp.	88,279	5,551,344
TV Asahi Holdings Corp.	377,768	5,503,891
		65,387,336

	Number of Shares	Value
NETHERLANDS 2.3%
Royal Dutch Shell PLC — Class B	316,406	$4,796,792
SPAIN 5.4%
Bankinter S.A.	742,478	3,558,773
Grifols S.A.	243,563	7,406,239
		10,965,012
SWEDEN 1.7%
Alfa Laval AB	159,172	3,511,364
SWITZERLAND 11.7%
Lonza Group AG	16,957	8,982,084
Novartis AG	97,347	8,480,975
STMicroelectronics N.V.	240,646	6,559,568
		24,022,627
UNITED KINGDOM 14.6%
Compass Group PLC	146,081	2,009,842
Diageo PLC	162,938	5,415,610
Intertek Group PLC	73,236	4,932,505
Lloyds Banking Group PLC	12,748,996	4,918,041
Rentokil Initial PLC	1,294,966	8,188,263
Rio Tinto PLC	76,872	4,326,077
		29,790,338
Total Common Stocks (Cost $195,088,639)		198,048,349
Short-Term Investments 2.6% (percentage of net assets)
MONEY MARKET FUNDS 2.6%
First American Government Obligations Fund — Class X — 0.09%a		5,341,059
Total Short-Term Investments (Cost $5,341,059)		5,341,059
Total Investments 99.2% (Cost $200,429,698)		$203,389,408
Cash and other assets, less liabilities 0.8%		1,532,543
Net Assets 100.0%		$204,921,951

a
Rate quoted is seven-day yield at period end.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by RMB Capital Management, LLC.

RMB INTERNATIONAL FUND

See Notes to Financial Statements

RMB Japan Fund
 Portfolio Holdings   As of June 30, 2020 (Unaudited)
	Number of Shares	Value
Common Stocks 96.6% (percentage of net assets)
JAPAN 96.6%
COMSYS Holdings Corp.	73,500	$2,179,645
Daiichi Sankyo Co. Ltd.	8,200	670,691
Digital Holdings, Inc.	100,700	1,347,416
Hitachi Ltd.	50,980	1,620,391
Horiba Ltd.	39,100	2,068,572
Isuzu Motors Ltd.	146,100	1,327,661
ITOCHU Corp.	48,000	1,038,615
Japan Hotel REIT Investment Corp.	2,584	1,071,881
Kao Corp.	14,000	1,111,009
Keyence Corp.	4,200	1,760,058
Kubota Corp.	98,800	1,477,924
Matsumotokiyoshi Holdings Co Ltd.	34,700	1,260,950
Mitsubishi UFJ Financial Group, Inc.	316,600	1,245,987
MS&AD Insurance Group Holdings, Inc.	68,970	1,899,345
Murata Manufacturing Co. Ltd.	45,300	2,670,366
Nidec Corp.	32,500	2,189,486
Nihon Kohden Corp.	17,700	594,904
Nippon Telegraph & Telephone Corp.	48,700	1,134,683
Nishimoto Co. Ltd.	54,721	1,081,898
Nomura Real Estate Holdings, Inc.	81,600	1,519,181
Oracle Corp. Japan	15,000	1,779,190
ORIX Corp.	125,639	1,560,092
OSG Corp.	66,600	1,021,764
Otsuka Holdings Co. Ltd.	23,500	1,024,176
Recruit Holdings Co. Ltd.	46,900	1,612,900
Shimano, Inc.	5,200	999,902
Shin-Etsu Chemical Co. Ltd.	21,259	2,494,989
Shionogi & Co. Ltd.	51,500	3,230,769
SMC Corp.	2,675	1,374,739
SoftBank Group Corp.	28,402	1,432,247
Sony Corp.	44,428	3,066,873
Stanley Electric Co. Ltd.	68,700	1,663,062
Sumitomo Bakelite Co. Ltd.	45,606	1,288,044
Suntory Beverage & Food Ltd.	52,900	2,064,065
Taisei Corp.	33,700	1,228,234
Takuma Co. Ltd.	171,128	2,360,074
Toei Co. Ltd.	11,700	1,566,555
Tokyu Corp.	35,270	496,544
Toyota Motor Corp.	52,300	3,288,838
TV Asahi Holdings Corp.	158,910	2,315,240
		65,138,960
Total Common Stocks (Cost $61,229,415)		65,138,960

	Number of Shares	Value
Short-Term Investments 3.9% (percentage of net assets)
MONEY MARKET FUNDS 3.9%
First American Government Obligations Fund — Class X — 0.09%a	2,643,329	$2,643,329
Total Short-Term Investments (Cost $2,643,329)		2,643,329
Total Investments 100.5% (Cost $63,872,744)		$67,782,289
Liabilities, less cash and other assets (0.5)%		(340,975)
Net Assets 100.0%		$67,441,314

a
Rate quoted is seven-day yield at period end.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by RMB Capital Management, LLC.

            RMB JAPAN FUND
See Notes to Financial Statements

RMB Small Cap Fund
 Portfolio Holdings   As of June 30, 2020 (Unaudited)
		Number of Shares	Value
	Common Stocks 95.1% (percentage of net assets)
	AEROSPACE & DEFENSE 2.8%
	Curtiss-Wright Corp.	15,175	$1,354,824
*	Teledyne Technologies, Inc.	4,988	1,551,019
			2,905,843
	AUTO COMPONENTS 2.7%
*	Fox Factory Holding Corp.	19,649	1,623,204
*	Visteon Corp.	16,597	1,136,894
			2,760,098
	BANKS 10.8%
	CVB Financial Corp.	80,645	1,511,287
	Investors Bancorp, Inc.	216,071	1,836,603
	PacWest Bancorp	51,365	1,012,404
*	Seacoast Banking Corp. of Florida	129,854	2,649,022
	Stock Yards Bancorp, Inc.	31,505	1,266,501
	TriCo Bancshares	91,226	2,777,832
			11,053,649
	BIOTECHNOLOGY 4.4%
*	Allogene Therapeutics, Inc.	18,229	780,566
*	Bluebird Bio, Inc.	9,423	575,180
*	CareDx, Inc.	31,849	1,128,410
*	Iovance Biotherapeutics, Inc.	27,338	750,428
*	Ultragenyx Pharmaceutical, Inc.	10,277	803,867
*	Veratyce, Inc.	20,239	524,190
			4,562,641
	BUILDING PRODUCTS 1.6%
*	Trex Co., Inc.	12,716	1,653,970
	CAPITAL MARKETS 1.8%
	Stifel Financial Corp.	38,022	1,803,383
	COMMERCIAL SERVICES & SUPPLIES 1.4%
	Brink’s Co. (The)	31,924	1,452,861
	CONSTRUCTION & ENGINEERING 0.9%
	Valmont Industries, Inc.	7,967	905,211
	CONSTRUCTION MATERIALS 1.4%
	Eagle Materials, Inc.	20,643	1,449,551
	CONTAINERS & PACKAGING 1.7%
	AptarGroup, Inc.	15,893	1,779,698
	DISTRIBUTORS 3.1%
	Pool Corp.	11,907	3,237,156
	DIVERSIFIED CONSUMER SERVICES 1.9%
*	Bright Horizons Family Solutions, Inc.	7,029	823,799
*	Grand Canyon Education, Inc.	12,774	1,156,430
			1,980,229

		Number of Shares	Value
	ELECTRICAL EQUIPMENT 1.6%
	EnerSys, Inc.	25,020	$1,610,788
	ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS 0.5%
	Badger Meter, Inc.	8,108	510,155
	EQUITY REAL ESTATE INVESTMENT 7.1%
	CatchMark Timber Trust, Inc. — Class A	225,114	1,992,259
	CoreSite Realty Corp.	7,342	888,822
	EastGroup Properties, Inc.	25,226	2,992,056
	Equity Commonwealth	45,213	1,455,858
			7,328,995
	FOOD PRODUCTS 1.0%
	J&J Snack Foods Corp.	7,996	1,016,532
	GAS UTILITIES 1.3%
	Chesapeake Utilities Corp.	16,149	1,356,516
	HEALTH CARE EQUIPMENT & SUPPLIES 6.0%
*	Neogen Corp.	28,553	2,215,713
	West Pharmaceutical Services, Inc.	17,260	3,920,954
			6,136,667
	HEALTH CARE TECHNOLOGY 2.4%
*	Omnicell, Inc.	27,443	1,938,025
*	Tabula Rasa HealthCare, Inc.	9,729	532,468
			2,470,493
	INSURANCE 3.5%
	American Financial Group, Inc.	26,914	1,707,962
	Argo Group International Holdings Ltd.	53,795	1,873,680
			3,581,642
	LIFE SCIENCES TOOLS & SERVICES 4.9%
*	NeoGenomics, Inc.	65,108	2,017,046
*	Repligen Corp.	24,186	2,989,631
			5,006,677
	MACHINERY 7.1%
*	Chart Industries, Inc.	33,685	1,633,386
	ITT, Inc.	28,298	1,662,225
	Kadant, Inc.	16,825	1,676,779
	Lincoln Electric Holdings, Inc.	11,897	1,002,203
*	RBC Bearings, Inc.	9,625	1,290,135
			7,264,728
	METALS & MINING 1.3%
	Carpenter Technology Corp.	54,693	1,327,946
	OIL, GAS & CONSUMABLE FUELS 1.4%
*	WPX Energy, Inc.	232,896	1,485,877
	PHARMACEUTICALS 2.3%
*	Catalent, Inc.	32,391	2,374,260

RMB SMALL CAP FUND

See Notes to Financial Statements

RMB Small Cap Fund
 Portfolio Holdings   As of June 30, 2020 (Unaudited)
		Number of Shares	Value
	PROFESSIONAL SERVICES 2.2%
	Exponent, Inc.	27,427	$2,219,667
	SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 4.2%
	MKS Instruments, Inc.	19,296	2,185,079
	Monolithic Power Systems, Inc.	9,165	2,172,105
			4,357,184
	SOFTWARE 11.8%
*	Digimarc Corp.	28,282	452,229
*	Fair Isaac Corp.	6,675	2,790,417
*	Five9, Inc.	8,695	962,276
*	Guidewire Software, Inc.	19,531	2,165,011
*	Proofpoint, Inc.	11,788	1,309,883
*	PTC, Inc.	23,081	1,795,471
*	Q2 Holdings, Inc.	9,287	796,732
*	Tyler Technologies, Inc.	5,480	1,900,903
			12,172,922
	TEXTILES, APPAREL & LUXURY GOODS 2.0%
	Columbia Sportswear Co.	24,989	2,013,614
	Total Common Stocks (Cost: $70,078,136)		97,778,953
	Short-Term Investments 4.9% (percentage of net assets)
	MONEY MARKET FUNDS 4.9%
	First American Government Obligations Fund — Class X — 0.09%a	4,998,285	4,998,285
	Total Short-Term Investments (Cost: $4,998,285)		4,998,285
	Total Investments 100.0% (Cost: $75,076,421)		$102,777,238
	Liabilities, less cash and other assets (0.0)%		(29,761)
	Net Assets 100.0%		$102,747,477

*
Indicates securities that do not produce income.

a
Rate quoted is seven-day yield at period end.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by RMB Capital Management, LLC.

            RMB SMALL CAP FUND
See Notes to Financial Statements

RMB SMID Cap Fund
 Portfolio Holdings   As of June 30, 2020 (Unaudited)
		Number of Shares	Value
	Common Stocks 95.1% (percentage of net assets)
	AEROSPACE & DEFENSE 4.2%
	HEICO Corp.	34,794	$3,467,222
*	Teledyne Technologies, Inc.	11,505	3,577,480
			7,044,702
	AUTO COMPONENTS 2.2%
*	Fox Factory Holding Corp.	19,295	1,593,960
*	Visteon Corp.	30,779	2,108,361
			3,702,321
	BANKS 8.2%
	First Republic Bank	38,173	4,045,956
	Pinnacle Financial Partners, Inc.	70,554	2,962,563
	ServisFirst Bancshares, Inc.	77,105	2,757,275
*	SVB Financial Group	10,690	2,304,016
	Webster Financial Corp.	52,133	1,491,525
			13,561,335
	BIOTECHNOLOGY 2.0%
*	Bluebird Bio, Inc.	8,177	499,124
*	Exact Sciences Corp.	19,711	1,713,674
*	Ultragenyx Pharmaceutical, Inc.	14,885	1,164,305
			3,377,103
	BUILDING PRODUCTS 1.4%
*	Trex Co., Inc.	18,274	2,376,899
	CAPITAL MARKETS 1.9%
	MarketAxess Holdings, Inc.	3,867	1,937,057
	Stifel Financial Corp.	26,776	1,269,986
			3,207,043
	CHEMICALS 2.0%
	RPM International, Inc.	43,780	3,286,127
	COMMERCIAL SERVICES & SUPPLIES 3.8%
	Brink’s Co. (The)	46,279	2,106,157
*	Copart, Inc.	51,182	4,261,925
			6,368,082
	CONSTRUCTION MATERIALS 3.6%
	Eagle Materials, Inc.	42,274	2,968,480
	Martin Marietta Materials, Inc.	14,252	2,944,036
			5,912,516
	CONTAINERS & PACKAGING 1.9%
	Avery Dennison Corp.	27,261	3,110,207
	DISTRIBUTORS 1.2%
	Pool Corp.	7,102	1,930,821
	DIVERSIFIED CONSUMER SERVICES 0.9%
*	Bright Horizons Family Solutions, Inc.	13,083	1,533,328

		Number of Shares	Value
	ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS 3.0%
	FLIR Systems, Inc.	59,805	$2,426,289
*	Trimble, Inc.	58,704	2,535,426
			4,961,715
	ENTERTAINMENT 0.6%
*	Roku, Inc.	8,773	1,022,318
	EQUITY REAL ESTATE INVESTMENT 7.1%
	Alexandria Real Estate Equities, Inc.	23,739	3,851,653
	CyrusOne, Inc.	27,825	2,024,269
	EastGroup Properties, Inc.	34,172	4,053,141
	Equity Commonwealth	60,031	1,932,998
			11,862,061
	HEALTH CARE EQUIPMENT & SUPPLIES 5.7%
*	IDEXX Laboratories, Inc.	5,550	1,832,388
*	Insulet Corp.	3,649	708,855
	Teleflex, Inc.	3,500	1,273,930
	West Pharmaceutical Services, Inc.	24,990	5,676,978
			9,492,151
	HEALTH CARE TECHNOLOGY 0.5%
*	Tabula Rasa HealthCare, Inc.	14,043	768,573
	HOTELS, RESTAURANTS & LEISURE 2.7%
	Vail Resorts, Inc.	24,336	4,432,802
	HOUSEHOLD DURABLES 1.2%
*	NVR, Inc.	603	1,965,026
	INDUSTRIAL CONGLOMERATES 1.2%
	Carlisle Cos., Inc.	16,615	1,988,317
	INFORMATION TECHNOLOGY SERVICES 1.8%
	Jack Henry & Associates, Inc.	15,864	2,919,452
	INSURANCE 4.3%
	American Financial Group, Inc.	52,116	3,307,281
*	Markel Corp.	4,091	3,776,689
			7,083,970
	LIFE SCIENCES TOOLS & SERVICES 4.8%
	Bio-Techne Corp.	15,387	4,063,245
*	Repligen Corp.	31,877	3,940,316
			8,003,561
	MACHINERY 5.2%
	Graco, Inc.	57,620	2,765,184
	IDEX Corp.	20,758	3,280,594
	ITT, Inc.	44,633	2,621,742
			8,667,520
	METALS & MINING 1.9%
	Steel Dynamics, Inc.	119,543	3,118,877

RMB SMID CAP FUND

See Notes to Financial Statements

RMB SMID Cap Fund
 Portfolio Holdings   As of June 30, 2020 (Unaudited)
		Number of Shares	Value
	OIL, GAS & CONSUMABLE FUELS 1.7%
	Diamondback Energy, Inc.	30,263	$1,265,599
*	WPX Energy, Inc.	248,711	1,586,776
			2,852,375
	PHARMACEUTICALS 2.6%
*	Catalent, Inc.	59,768	4,380,994
	ROAD & RAIL 1.7%
	Old Dominion Freight Line, Inc.	17,122	2,903,720
	SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 4.2%
	MKS Instruments, Inc.	30,790	3,486,660
	Monolithic Power Systems, Inc.	14,969	3,547,653
			7,034,313
	SOFTWARE 10.1%
*	Digimarc Corp.	62,520	999,695
*	Fair Isaac Corp.	12,235	5,114,719
*	Guidewire Software, Inc.	21,654	2,400,346
*	Proofpoint, Inc.	16,519	1,835,591
*	PTC, Inc.	43,317	3,369,630
*	Tyler Technologies, Inc.	8,806	3,054,625
			16,774,606
	TEXTILES, APPAREL & LUXURY GOODS 1.5%
	Columbia Sportswear Co.	30,967	2,495,321
	Total Common Stocks (Cost: $110,996,434)		158,138,156
	Short-Term Investments 4.7% (percentage of net assets)
	MONEY MARKET FUNDS 4.7%
	First American Government Obligations Fund — Class X — 0.09%a	7,753,733	7,753,733
	Total Short-Term Investments (Cost: $7,753,733)		7,753,733
	Total Investments 99.8% (Cost: $118,750,167)		$165,891,889
	Cash and other assets, less liabilities 0.2%		308,427
	Net Assets 100.0%		$166,200,316

*
Indicates securities that do not produce income.

a
Rate quoted is seven-day yield at period end.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by RMB Capital Management, LLC.

            RMB SMID CAP FUND
See Notes to Financial Statements

 Statements of Assets and Liabilities   As of June 30, 2020 (Unaudited)
	RMB Fund	RMB Mendon Financial Services Fund
Assets:
Investments at cost	$61,756,185	$209,009,666
Investments at value	$96,814,797	$189,244,454
Cash on deposit for written options	—	271,881
Dividends and interest receivable	30,922	405,617
Receivable for capital stock sold	21,771	375,280
Receivable for investments sold	—	5,224,624
Prepaid expenses	31,618	34,567
Total assets	96,899,108	195,556,423
Liabilities:
Payable for fund shares redeemed	73,549	2,234,959
Options written at value**	—	1,742,490
Payable for investment advisory fees (Note 2)	47,676	115,296
Payable for distribution fees and service fees (Note 3)	16,352	30,451
Payable to line of credit (Note 7)	—	13,000
Payable for transfer agent fees	10,523	67,764
Payable for administration fees	10,266	20,338
Payable for audit fees	9,446	9,446
Payable for legal fees	6,399	15,140
Payable for custody fees	743	4,343
Accrued expenses and other payables	11,298	53,620
Total liabilities	186,252	4,306,847
Net assets	$96,712,856	$191,249,576
Net Assets Consists Of:
Capital paid-in	$58,866,060	$246,128,862
Total distributable earnings	37,846,796	(54,879,286)
Net assets	$96,712,856	$191,249,576
By share class:
Net assets:
Class A	$69,184,210	$61,632,108
Class C	$2,263,119	$21,147,179
Class I	$25,265,527	$108,470,289
NAV (par value $0.10 per share)
Class A	$26.23	$27.17
Class C	$21.24	$24.27
Class I	$26.34	$27.65
Capital shares outstanding: (unlimited number of shares has been authorized)
Class A	2,637,311	2,268,757
Class C	106,543	871,264
Class I	959,272	3,923,303

*
The payables for options written includes premiums recieved of $1,627,516.

ASSETS AND LIABILITIES

See Notes to Financial Statements

 Statements of Assets and Liabilities   As of June 30, 2020 (Unaudited)
	RMB International Fund	RMB Japan Fund	RMB Small Cap Fund	RMB SMID Cap Fund
Assets:
Investments at cost	$200,429,698	$63,872,744	$75,076,421	$118,750,167
Investments at value	$203,389,408	$67,782,289	$102,777,238	$165,891,889
Dividends and interest receivable	421,616	132,497	69,816	125,785
Receivable for capital stock sold	1,391,058	97,347	239,029	280,000
Prepaid expenses	13,192	11,004	17,472	16,156
Total assets	205,215,274	68,023,137	103,103,555	166,313,830
Liabilities:
Payable for fund shares redeemed	115,523	494,016	266,206	—
Payable for investment advisory fees (Note 2)	125,977	47,908	51,889	69,925
Payable for legal fees	12,475	4,773	7,023	9,750
Payable for administration fees	10,421	10,442	10,360	10,284
Payable for transfer agent fees	8,041	7,950	7,513	5,507
Payable for custody fees	7,976	3,952	1,590	1,582
Payable for audit fees	7,460	7,460	8,959	9,455
Accrued expenses and other payables	5,450	5,322	2,538	7,011
Total liabilities	293,323	581,823	356,078	113,514
Net assets	$204,921,951	$67,441,314	$102,747,477	$166,200,316
Net Assets Consists Of:
Capital paid-in	$229,650,884	$69,698,129	$75,402,682	$110,699,764
Total distributable earnings	(24,728,933)	(2,256,815)	27,344,795	55,500,552
Net assets	$204,921,951	$67,441,314	$102,747,477	$166,200,316
By share class:
Net assets:
Class I	$204,921,951	$67,441,314	$102,747,477	$166,200,316
NAV (par value $0.10 per share)
Class I	$8.18	$9.27	$12.24	$10.12
Capital shares outstanding: (unlimited number of shares has been authorized)
Class I	25,039,845	7,272,169	8,393,303	16,419,694

            ASSETS AND LIABILITIES
See Notes to Financial Statements

 Statements of Operations   For the six months ended June 30, 2020 (Unaudited)
	RMB Fund	RMB Mendon Financial Services Fund
Investment Income:
Dividends	$608,549	$1,917,4641
Interest	6,227	42,301
Total income	614,776	1,959,765
Expenses:
Investment advisory fees (Note 2)	288,726	940,303
Service fees (Class C) (Note 3)	3,011	29,003
Distribution fees (Class A) (Note 3)	85,374	94,099
Distribution fees (Class C) (Note 3)	9,032	87,008
Registration fees and expenses	31,087	34,153
Transfer agent fees	31,007	189,999
Administration fees	29,099	28,781
Trustee fees	27,560	64,380
Interest expense (Note 7)	481	519
Other expenses	77,079	129,126
Total expenses before extraordinary expense	582,456	1,597,371
Extraordinary Expense (Note 5)	—	44,400
Total expenses	582,456	1,641,771
Net investment income	$32,320	$317,994
Net Realized and Unrealized Gain/(Loss) on Investments and Written Options
Realized gain/(loss) on:
Investments	962,871	(31,209,854)
Written options	—	462,895
Net realized gain/(loss) from investments and written options	962,871	(30,746,959)
Change in unrealized appreciation/depreciation on:
Investments	(8,318,044)	(102,928,137)
Written options	—	(132,852)
Net unrealized appreciation/depreciation on investments and written options	(8,318,044)	(103,060,989)
Net realized and unrealized loss on investments and written options	(7,355,173)	(133,807,948)
Net decrease in net assets resulting from operations	$(7,322,853)	$(133,489,954)

1
Net of foreign taxes withheld of $2,624.

OPERATIONS

See Notes to Financial Statements

 Statements of Operations   For the six months ended June 30, 2020 (Unaudited)
	RMB International Fund	RMB Japan Fund	RMB Small Cap Fund	RMB SMID Cap Fund
Investment Income:
Dividends	$2,501,5601	$549,9141	$589,578	$723,136
Interest	32,760	12,589	7,817	11,343
Total income	2,534,320	562,503	597,395	734,479
Expenses:
Investment advisory fees (Note 2)	726,071	287,962	447,190	566,204
Trustee fees	55,386	16,997	25,032	36,588
Administration fees	29,535	29,430	29,211	29,151
Transfer agent fees	24,306	23,538	23,118	15,953
Registration fees and expenses	20,442	14,107	6,496	7,073
Interest expense (Note 7)	28	—	956	61
Other expenses	118,085	57,368	52,628	62,372
Total expenses before extraordinary expense	973,853	429,402	584,631	717,402
Less: reimbursement of expenses by adviser	—	(13,456)	(89,318)	(80,365)
Total expenses	973,853	415,946	495,313	637,037
Net investment income	$1,560,467	$146,557	$102,082	$97,442
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency
Realized gain/(loss) on:
Investments	(15,683,518)	(576,726)	(4,102,999)	4,760,413
Foreign currency transactions	3,547	2,908	—	—
Net realized gain/(loss) from investments and foreign currency	(15,679,971)	(573,818)	(4,102,999)	4,760,413
Change in net unrealized appreciation/depreciation on:
Investments	(8,775,380)	(3,444,497)	(6,251,618)	(14,788,623)
Foreign currency translations	766	(1,682)	—	—
Net unrealized appreciation/depreciation from investments and foreign currency	(8,774,614)	(3,446,179)	(6,251,618)	(14,788,623)
Net realized and unrealized loss on investments and foreign currency	(24,454,585)	(4,019,997)	(10,354,617)	(10,028,210)
Net decrease in net assets resulting from operations	$(22,894,118)	$(3,873,440)	$(10,252,535)	$(9,930,768)

1
Net of foreign taxes withheld of $281,883 and $60,692, respectively.

            OPERATIONS
See Notes to Financial Statements

 Statements of Changes in Net Assets
	RMB Fund		RMB Mendon Financial Services Fund
	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
Increase/(Decrease) in Net Assets
From operations:
Net investment income/(loss)	$32,320	$98,850	$317,994	$(105,654)
Net realized gain/(loss) on transactions	962,871	2,726,284	(30,746,959)	3,745,669
Change in unrealized appreciation/depreciation	(8,318,044)	27,526,913	(103,060,989)	87,141,866
Net increase/(decrease) in net assets resulting from operations	(7,322,853)	30,352,047	(133,489,954)	90,781,881
Distributions to shareholders:
Net distributions to shareholders – Class A Shares	—	(1,257,925)	—	(1,008,714)
Net distributions to shareholders – Class C Shares	—	(57,967)	—	(332,287)
Net distributions to shareholders – Class I Shares	—	(573,970)	—	(1,969,257)
Total distributions to shareholders	—	(1,889,862)	—	(3,310,258)
Increase/(decrease) in net assets derived from capital share transactions	(7,257,588)	9,117,490	(61,975,303)	(232,573,111)
Total increase/(decrease) in net assets	(14,580,441)	37,579,675	(195,465,257)	(145,101,488)
Net assets:
Beginning of period	111,293,297	73,713,622	386,714,833	531,816,321
End of period	$96,712,856	$111,293,297	$191,249,576	$386,714,833

CHANGES IN NET ASSETS

See Notes to Financial Statements

 Statements of Changes in Net Assets — Capital Stock Activity
	RMB Fund		RMB Mendon Financial Services Fund
	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
Capital stock transactions in dollars:
Class A shares
Net proceeds from sales of shares	$108,143	$641,024	$3,736,624	$9,618,632
Net proceeds from issuance of shares in connection with reorganization1	—	—	7,055,269	—
Net proceeds from reinvestment of dividends	—	1,142,217	—	967,597
Cost of shares redeemed	(2,629,550)	(7,856,665)	(27,311,692)	(97,976,980)
Net decrease	$(2,521,407)	$(6,073,424)	$(16,519,799)	$(87,390,751)
Class C shares
Net proceeds from sales of shares	$124,035	$76,197	$1,489,286	$2,764,941
Net proceeds from issuance of shares in connection with reorganization1	—	—	2,813,344	—
Net proceeds from reinvestment of dividends	—	52,136	—	306,124
Cost of shares redeemed	(579,587)	(576,343)	(6,617,191)	(15,566,610)
Net decrease	$(455,552)	$(448,010)	$(2,314,561)	$(12,495,545)
Class I shares
Net proceeds from sales of shares	$4,106,028	$20,519,655	$22,257,112	$79,761,006
Net proceeds from issuance of shares in connection with reorganization1	—	—	8,887,299	—
Net proceeds from reinvestment of dividends	—	560,008	—	1,818,140
Cost of shares redeemed	(8,386,657)	(5,440,739)	(74,285,354)	(214,265,961)
Net increase/(decrease)	$(4,280,629)	$15,638,924	$(43,140,943)	$(132,686,815)
Net increase/(decrease) in net assets derived from capital share transactions	$(7,257,588)	$9,117,490	$(61,975,303)	$(232,573,111)
Share Transactions
Class A
Shares sold	4,002	25,191	132,944	256,958
Shares issued in connection with reorganization1	—	—	260,632	—
Shares issued on reinvestment of distributions	—	41,459	—	23,486
Shares redeemed	(103,629)	(306,513)	(945,215)	(2,645,905)
Net decrease in shares outstanding	(99,627)	(239,863)	(551,639)	(2,365,461)
Class C
Shares sold	6,709	3,563	68,272	80,920
Shares issued in connection with reorganization1	—	—	116,297	—
Shares issued on reinvestment of distributions	—	2,327	—	8,283
Shares redeemed	(28,667)	(27,816)	(243,748)	(462,407)
Net decrease in shares outstanding	(21,958)	(21,926)	(59,179)	(373,204)
Class I
Shares sold	173,311	871,371	770,190	2,116,610
Shares issued in connection with reorganization1	—	—	322,605	—
Shares issued on reinvestment of distributions	—	20,276	—	43,424
Shares redeemed	(317,693)	(212,901)	(2,697,047)	(5,669,779)
Net increase/(decrease) in shares outstanding	(144,382)	678,746	(1,604,252)	(3,509,745)

1
See Note 15 of the Notes to Financial Statements

            CAPITAL STOCK ACTIVITY
See Notes to Financial Statements

 Statements of Changes in Net Assets
	RMB International Fund		RMB Japan Fund
	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
Increase/(Decrease) in Net Assets
From operations:
Net investment income	$1,560,467	$2,213,957	$146,557	$490,253
Net realized loss on transactions	(15,679,971)	(10,792,673)	(573,818)	(1,163,840)
Change in unrealized appreciation/depreciation	(8,774,614)	36,633,583	(3,446,179)	10,669,269
Net increase/(decrease) in net assets resulting from operations	(22,894,118)	28,054,867	(3,873,440)	9,995,682
Distributions to shareholders:
Net distributions to shareholders – Class I Shares	—	(2,510,320)	—	(798,824)
Total distributions to shareholders	—	(2,510,320)	—	(798,824)
Capital stock transactions in dollars:
Class I shares
Net proceeds from sales of shares	41,124,984	102,154,868	11,975,756	32,294,573
Net proceeds from reinvestment of dividends	—	2,442,833	—	762,854
Cost of shares redeemed	(29,338,856)	(26,910,988)	(10,905,711)	(16,323,652)
Increase in net assets derived from capital share transactions	11,786,128	77,686,713	1,070,045	16,733,775
Total increase/(decrease) in net assets	$(11,107,990)	$103,231,260	$(2,803,395)	$25,930,633
Net assets:
Beginning of period	216,029,941	112,798,681	70,244,709	44,314,076
End of period	$204,921,951	$216,029,941	$67,441,314	$70,244,709
Share Transactions
Class I
Shares sold	5,273,418	11,850,953	1,459,656	3,567,086
Shares issued on reinvestment of distributions	—	269,035	—	75,158
Shares redeemed	(3,715,813)	(3,089,358)	(1,224,035)	(1,769,303)
Net increase in shares outstanding	1,557,605	9,030,630	235,621	1,872,941

CHANGES IN NET ASSETS

See Notes to Financial Statements

 Statements of Changes in Net Assets
	RMB Small Cap Fund			RMB SMID Cap Fund
	Six Months Ended June 30, 2020 (Unaudited)	Period Ended December 31, 20191	Year Ended June 30, 2019	Six Months Ended June 30, 2020 (Unaudited)	Period Ended December 31, 20191	Year Ended June 30, 2019
Increase/(Decrease) in Net Assets
From operations:
Net investment income	$102,082	$204,541	$385,289	$97,442	$300,385	$402,946
Net realized gain/(loss) on transactions	(4,102,999)	8,942,587	19,852,083	4,760,413	13,499,295	10,469,599
Change in unrealized appreciation/depreciation	(6,251,618)	(1,869,369)	(16,340,739)	(14,788,623)	(1,264,618)	(1,514,558)
Net increase/(decrease) in net assets resulting from operations	(10,252,535)	7,277,759	3,896,633	(9,930,768)	12,535,062	9,357,987
Distributions to shareholders:
Net distributions to shareholders – Class I Shares	—	(5,505,586)	(32,279,821)	—	(20,620,227)	(21,935,430)
Total distributions to shareholders	—	(5,505,586)	(32,279,821)	—	(20,620,227)	(21,935,430)
Capital stock transactions in dollars:
Class I shares
Net proceeds from sales of shares	25,953,254	3,132,723	24,683,760	23,152,453	4,509,403	11,577,055
Net proceeds from reinvestment of dividends	—	4,721,272	27,431,100	—	19,054,442	20,627,666
Cost of shares redeemed	(14,153,948)	(26,846,595)	(53,155,030)	(5,764,677)	(38,323,170)	(31,577,749)
Increase/(decrease) in net assets derived from capital share transactions	11,799,306	(18,992,600)	(1,040,170)	17,387,776	(14,759,325)	626,972
Total increase/(decrease) in net assets	$1,546,771	$(17,220,427)	$(29,423,358)	$7,457,008	$(22,844,490)	$(11,950,471)
Net assets:
Beginning of year/period	101,200,706	118,421,133	147,844,491	158,743,308	181,587,798	193,538,269
End of year/period	$102,747,477	$101,200,706	$118,421,133	$166,200,316	$158,743,308	$181,587,798
Share Transactions
Class I
Shares sold	2,320,428	227,706	1,739,990	2,341,593	405,298	987,315
Shares issued on reinvestment of distributions	—	345,881	2,287,832	—	1,800,987	2,098,440
Shares redeemed	(1,243,668)	(1,942,481)	(3,224,844)	(623,283)	(3,359,533)	(2,773,444)
Net increase/(decrease) in shares outstanding	1,076,760	(1,368,894)	802,978	1,718,310	(1,153,248)	312,311

1
RMB Small Cap Fund and RMB SMID Cap Fund changed fiscal year ends from June 30 to December 31 effective close of business September 5, 2019. Amounts shown reflect the activity for the 6 months ended December 31, 2019.

            CHANGES IN NET ASSETS
See Notes to Financial Statements

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See Notes to Financial Statements

 Financial Highlights    For a share outstanding throughout each period.
	Income from investment operations				Less distributions
	Net asset value, beginning of period	Net investment income (loss)a	Net realized and unrealized gain (loss) on securities and options	Total from investment operations	Dividends from net investment income	Distributions from capital gains (from securities transactions)	Total distributions
RMB Fund
CLASS A SHARES
6/30/2020 (unaudited)	$28.19	$0.00b	$(1.96)	$(1.96)	$—	$—	$—
12/31/2019	20.90	0.01	7.75	7.76	(0.01)	(0.46)	(0.47)
12/31/2018	23.56	0.04	(0.61)	(0.57)	—	(2.09)	(2.09)
12/31/2017	25.93	0.08	5.77	5.85	(0.08)	(8.14)	(8.22)
12/31/2016	34.90	0.01	0.60	0.61	(0.09)	(9.50)	(9.59)
12/31/2015	37.64	0.11	0.58	0.69	—	(3.43)	(3.43)
CLASS C SHARES
6/30/2020 (unaudited)	$22.91	$(0.08)	$(1.59)	$(1.67)	$—	$—	$—
12/31/2019	17.18	(0.14)	6.33	6.19	—	(0.46)	(0.46)
12/31/2018	19.87	(0.12)	(0.48)	(0.60)	—	(2.09)	(2.09)
12/31/2017	23.02	(0.12)	5.11	4.99	—	(8.14)	(8.14)
12/31/2016	32.19	(0.22)	0.55	0.33	—	(9.50)	(9.50)
12/31/2015	35.23	(0.17)	0.56	0.39	—	(3.43)	(3.43)
CLASS I SHARES
6/30/2020 (unaudited)	$28.27	$0.04	$(1.97)	$(1.93)	$—	$—	$—
12/31/2019	20.96	0.08	7.76	7.84	(0.07)	(0.46)	(0.53)
12/31/2018	23.56	0.10	(0.61)	(0.51)	—	(2.09)	(2.09)
For the period from 2/1/2017g through 12/31/2017	26.41	0.15	5.30	5.45	(0.16)	(8.14)	(8.30)
RMB Mendon Financial Services Fund
CLASS A SHARES
6/30/2020 (unaudited)	$41.70	$0.03	$(14.56)	$(14.53)	$—	$—	$—
12/31/2019	34.25	(0.04)	7.85	7.81	—	(0.36)	(0.36)
12/31/2018	43.40	(0.07)	(7.23)	(7.30)	—	(1.85)	(1.85)
12/31/2017	41.30	(0.17)	5.15	4.98	—	(2.88)	(2.88)
12/31/2016	32.31	0.02	9.58	9.60	—	(0.62)	(0.62)
12/31/2015	27.88	—	5.70	5.70	—	(1.27)	(1.27)
CLASS C SHARES
6/30/2020 (unaudited)	$37.40	$(0.08)	$(13.05)	$(13.13)	$—	$—	$—
12/31/2019	30.98	(0.29)	7.07	6.78	—	(0.36)	(0.36)
12/31/2018	39.76	(0.36)	(6.57)	(6.93)	—	(1.85)	(1.85)
12/31/2017	38.32	(0.45)	4.77	4.32	—	(2.88)	(2.88)
12/31/2016	30.25	(0.22)	8.91	8.69	—	(0.62)	(0.62)
12/31/2015	26.36	(0.21)	5.37	5.16	—	(1.27)	(1.27)
CLASS I SHARES
6/30/2020 (unaudited)	$42.39	$0.07	$(14.81)	$(14.74)	$—	$—	$—
12/31/2019	34.72	0.05	7.98	8.03	—	(0.36)	(0.36)
12/31/2018	43.87	0.06	(7.36)	(7.30)	—	(1.85)	(1.85)
For the period from 2/1/2017g through 12/31/2017	41.33	(0.06)	5.48	5.42	—	(2.88)	(2.88)

a
Per share values have been calculated using the average share method.

b
Less than $0.01 per share.

c
Total Return was not annualized for periods less than one year, assumes dividend reinvestment and does not reflect the effect of sales charges. Total return would have been lower in the absence of the expense waiver.

d
Annualized.

e
Includes interest expense of $348 or 0.00% for Class A, $12 or 0.00% for Class C, and $121 or 0.00% for Class I of average net assets for the period ended June 30, 2020.

f
Not Annualized.

g
Commencement of operations.

h
Includes interest expense of $151 or 0.00% for Class A, $47 or 0.00% for Class C, and $321 or 0.00% for Class I of average net assets for the period ended June 30, 2020.

i
Includes interest expense of $39 or 0.00% for Class A, $11 or 0.00% for Class C, and $78 or 0.00% for Class I of average net assets for the year ended December 31, 2019.

            FINANCIAL HIGHLIGHTS
See Notes to Financial Statements

 Financial Highlights    For a share outstanding throughout each period.
				Ratio to average net assets %
Redemption fees	Net asset value, end of period	Total return %	Net assets, end of period (in $000’s)	Ratio of total expenses after extraordinary expense and reimbursement / recovery (Note 5)	Ratio of total expenses before extraordinary expense and reimbursement / recovery (Note 5)	Ratio of net investment income (loss)	Portfolio turnover rate %

$—	$26.23	(6.95)c	$69,184	1.26d,e	1.26d,e	0.02d	12f
—	28.19	37.16	77,152	1.16	1.16	0.06	22
—	20.90	(2.84)	62,225	1.25	1.25	0.14	23
0.00b	23.56	22.49	72,848	1.29	1.29	0.27	45
0.01	25.93	1.36	78,787	1.63	1.55	0.02	51
0.00b	34.90	1.52	110,275	1.38	1.38	0.28	17

$—	$21.24	(7.29)c	$2,263	2.01d,e	2.01d,e	(0.74)d	12f
—	22.91	36.07	2,944	1.91	1.91	(0.69)	22
—	17.18	(3.51)	2,584	2.00	2.00	(0.60)	23
—	19.87	21.57	3,823	2.04	2.04	(0.48)	45
0.00b	23.02	0.57	4,927	2.39	2.30	(0.73)	51
0.00b	32.19	0.77	11,507	2.13	2.13	(0.47)	17

$—	$26.34	(6.83)c	$25,266	1.00d,e	1.00d,e	0.28d	12f
—	28.27	37.53	31,197	0.91	0.91	0.32	22
—	20.96	(2.62)	8,905	1.02	1.02	0.43	23
0.00b	23.56	20.52c	5,586	1.04d	1.04d	0.52d	45f

$—	$27.17	(34.84)c	$61,632	1.39d,h	1.35d,h	0.17d	42f
—	41.70	22.80	117,615	1.28i	1.28i	(0.12)	27
0.00 b	34.25	(17.02)	177,624	1.27	1.27	(0.15)	58
0.00b	43.40	11.99	333,628	1.33	1.33	(0.39)	59
0.01	41.30	29.77	420,479	1.42	1.41	0.05	71
0.00b	32.31	20.43	224,755	1.71	1.61	0.02	62

$—	$24.27	(35.11)c	$21,147	2.15d,h	2.11d,h	(0.55)d	42f
—	37.40	21.88	34,797	2.03i	2.03i	(0.87)	27
0.00b	30.98	(17.65)	40,385	2.02	2.02	(0.89)	58
0.00b	39.76	11.17	58,027	2.08	2.08	(1.14)	59
0.00b	38.32	28.76	47,247	2.17	2.16	(0.73)	71
0.00b	30.25	19.55	27,017	2.46	2.36	(0.73)	62

$—	$27.65	(34.77)c	$108,470	1.14d,h	1.11d,h	0.42d	42f
—	42.39	23.13	234,303	1.03i	1.03i	0.14	27
0.00b	34.72	(16.84)	313,808	1.02	1.02	0.13	58
0.00b	43.87	13.02c	242,342	1.08d	1.08d	(0.14)d	59f

FINANCIAL HIGHLIGHTS

See Notes to Financial Statements

 Financial Highlights    For a share outstanding throughout each period.
	Income from investment operations				Less distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss) on securities	Total from investment operations	Dividends from net investment income	Distributions from capital gains (from securities transactions)	Total distributions
RMB International Fund
CLASS I SHARES
6/30/2020 (unaudited)	$9.20	$0.07a	$(1.09)	$(1.02)	$—	$—	$—
12/31/2019	7.81	0.11a	1.39	1.50	(0.11)	—	(0.11)
12/31/2018	10.01	0.04a	(2.22)	(2.18)	(0.02)	—	(0.02)
For the period from 12/27/2017c through 12/31/2017	10.00	—a	0.01	0.01	—	—	—
RMB Japan Fund
CLASS I SHARES
6/30/2020 (unaudited)	$9.98	$0.02a	$(0.73)	$(0.71)	$—	$—	$—
12/31/2019	8.58	0.07a	1.44	1.51	(0.11)	—	(0.11)
12/31/2018	9.96	0.06a	(1.41)	(1.35)	(0.03)	—	(0.03)
For the period from 12/27/2017c through 12/31/2017	10.00	(0.00)a,f	(0.04)	(0.04)	—	—	—
RMB Small Cap Fund
CLASS I SHARES
6/30/2020 (unaudited)	$13.83	$0.01	$(1.60)	$(1.59)	$—	$—	$—
For the period from 7/1/2019 through 12/31/2019h	13.63	0.03	0.82	0.85	(0.06)	(0.59)	(0.65)
6/30/2019	18.76	0.04	(0.00)f	0.04	—	(5.17)	(5.17)
6/30/2018	19.33	0.08	3.00	3.08	(0.09)	(3.56)	(3.65)
6/30/2017	17.91	0.03	2.09	2.12	(0.04)	(0.66)	(0.70)
6/30/2016	19.97	0.03	(0.49)	(0.46)	(0.01)	(1.59)	(1.60)
6/30/2015	22.96	—	1.33	1.33	—	(4.32)	(4.32)
RMB SMID Cap Fund
CLASS I SHARES
6/30/2020 (unaudited)	$10.80	$0.01	$(0.69)	$(0.68)	$—	$—	$—
For the period from 7/1/2019 through 12/31/2019h	11.45	0.03	0.86	0.89	(0.06)	(1.48)	(1.54)
6/30/2019	12.45	0.03	0.44	0.47	—	(1.47)	(1.47)
6/30/2018	12.12	0.07	1.94	2.01	(0.07)	(1.61)	(1.68)
6/30/2017	12.93	0.02	1.33	1.35	(0.03)	(2.13)	(2.16)
6/30/2016	13.61	0.02	0.08	0.10	—	(0.78)	(0.78)
6/30/2015	16.31	0.01	0.33	0.34	(0.01)	(3.03)	(3.04)

a
Per share values have been calculated using the average share method.

b
Not Annualized.

c
Commencement of operations.

d
Annualized.

e
Includes interest expense of $28 or 0.00% of average net assets for RMB International Fund, $956 or 0.00% for RMB Small Cap Fund, and $61 or 0.00% for RMB SMID Cap Fund, for the period ended June 30, 2020.

f
Less than $0.01 per share.

g
Includes interest expense of $83 or 0.00% of average net assets for RMB Japan Fund, $4,073 or 0.00% for RMB Small Cap Fund, and $7,786 or 0.00% for RMB SMID Cap Fund, for the year/period ended December 31, 2019.

h
RMB Small Cap Fund and RMB SMID Cap Fund changed fiscal year end from June 30 to December 31 effective close of business September 5, 2019.

            FINANCIAL HIGHLIGHTS
See Notes to Financial Statements

 Financial Highlights    For a share outstanding throughout each period.
			Ratio to average net assets %
Net asset value, end of period	Total return %	Net assets, end of period (in $000’s)	Ratio of total expenses after reimbursement/ recovery	Ratio of total expenses before reimbursement/ recovery	Ratio of net investment income (loss) after reimbursement/ recovery	Ratio of net investment income (loss) before reimbursement/ recovery	Portfolio turnover rate %

$8.18	(11.09)b	$204,922	1.01d,e	1.01d,e	1.61d	1.61d	21b
9.20	19.20	216,030	0.95	0.94	1.27	1.28	112
7.81	(21.81)	112,799	1.15	1.16	0.38	0.37	28
10.01	0.10b	100	1.15d	229.01d	(1.15)d	(229.01)d	—

$9.27	(7.11)b	$67,441	1.30d	1.34d	0.46d	0.42d	20b
9.98	17.63	70,245	1.30g	1.28g	0.77	0.79	76
8.58	(13.57)	44,314	1.30	1.84	0.61	0.07	135
9.96	(0.40)b	100	1.30d	230.16d	(1.30)d	(230.16)d	—

$12.24	(11.50)b	$102,747	1.05d,e	1.24d,e	0.22d	0.03d	24b
13.83	6.33b	101,201	1.10d,g	1.24d,g	0.35d	0.21d	6b
13.63	3.96	118,421	1.10	1.23	0.32	0.19	19
18.76	17.88	147,844	1.10	1.16	0.53	0.47	20
19.33	11.90	295,401	1.10	1.10	0.15	0.15	32
17.91	(1.94)	422,127	1.09	1.09	0.19	0.19	31
19.97	7.14	443,004	1.09	1.09	(0.04)	(0.04)	31

$10.12	(6.30)b	$166,200	0.90d,e	1.01d,e	0.14d	0.03d	16b
10.80	8.06b	158,743	0.96d,g	1.04d,g	0.35d	0.27d	4b
11.45	5.71	181,588	0.95	1.05	0.22	0.12	16
12.45	18.20	193,538	0.95	1.00	0.58	0.53	14
12.12	11.28	310,879	0.95	0.96	0.12	0.11	34
12.93	1.07	394,652	0.95	0.99	0.11	0.07	31
13.61	3.34	725,952	0.95	0.96	0.05	0.04	37

FINANCIAL HIGHLIGHTS

See Notes to Financial Statements

Notes to Financial Statements (Unaudited)

Organization
RMB Investors Trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Trust currently consists of six series: RMB Fund, RMB Mendon Financial Services Fund, RMB International Fund, RMB Japan Fund, RMB Small Cap Fund, and RMB SMID Cap Fund (each, a “Fund” and collectively, the “Funds”). RMB Capital Management, LLC (“RMB” or the “Adviser”) serves as the investment adviser to the Funds. Mendon Capital Advisors Corp. (the “Sub-Adviser”) serves as sub-adviser to the RMB Mendon Financial Services Fund.
Each Fund seeks capital appreciation. RMB International Fund and RMB Japan Fund seek long-term capital appreciation.
RMB Fund and RMB Mendon Financial Services Fund offer Class A, Class C, and Class I shares. RMB International Fund, RMB Japan Fund, RMB Small Cap Fund and RMB SMID Cap Fund offer Class I shares.
Class A shares incur a maximum initial sales charge of 5.00% and an annual distribution and service fee of 0.25%.
Class C shares are subject to an annual distribution and service fee of 1.00%. In addition, Class C shares are subject to a 1.00% contingent deferred sales charge (CDSC) if redeemed within one year after purchase.
Class I shares have no initial sales charge and bear no annual distribution and service fee.
Prior to May 1, 2018, RMB Fund and RMB Mendon Financial Services Fund charged a 2.00% short-term redemption fee on proceeds from shares redeemed (either by selling or exchange into another Fund) within 30 days after purchase.
1. Significant Accounting Policies
Each Fund is considered an investment company under United States of America Generally Accepted Accounting Principles (“U.S. GAAP”) and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies.
Investment Valuation
Portfolio securities and any other Fund assets shall be valued each day on which the New York Stock Exchange is open for business, using readily available market quotations at such times as are established in the Trust’s registration statement. The valuation methods below are listed in order of priority; the highest priority shall be employed when available. If none of the listed valuation methods are available, portfolio securities shall be fair valued by RMB’s Valuation Committee in conformity with the fair valuation provisions below.
Stocks
Equity Securities, Warrants, Exchange-Traded Funds (“ETFs”), and American Depository Receipts (“ADRs”) Listed on a U.S. Exchange. The market value shall be the last reported sale price on the market on which the security primarily trades. If there is no such last sale reported, securities will be valued at the mean between the closing bid and closing asked prices on the primary market.
Equity Securities on NASDAQ. The market value shall be the NASDAQ Official Closing Price or “NOCP.” The NOCP is determined by NASDAQ to be the last reported sale price, unless the last sale price is above or below both the last reported bid and asked prices. If the last reported bid and asked prices are above the last sale price, the last reported bid is used; conversely, if the last reported bid and asked prices are below the last sale price, the last reported asked price will serve as the NOCP. If no last sales price is reported, the securities will be valued at the mean between the closing bid and closing asked prices on the market on which the security primarily trades.
Equity Securities traded on the Over-The-Counter (“OTC”) Market. The market value shall be the last reported sale in the OTC market on which the security primarily trades, such as the OTC Bulletin Board, Pink OTC Markets, Inc., or other recognized OTC market. If no last sale is reported, the securities will be valued at the mean between the closing bid and the closing asked price on the primary market.
Procedures to Address After-Market Events. If a significant event occurs in a foreign market on which a security primarily trades after the security’s closing price was established on the foreign exchange but before the Fund calculates its NAV, and causing the foreign security’s valuation price to no longer reflect actual value, such security’s fair value shall be determined through the use of an independent pricing service’s systematic fair value pricing model. When systematic fair value pricing is employed, the value of the portfolio security used to calculate the Funds’ NAV may differ from quoted or official closing prices. Due to the subjective and variable nature of all fair value pricing, it is possible that the value determined for a particular security may be materially different from the value realized upon its sale. It is possible that market timers may attempt to buy or sell Fund shares to profit from price movements in foreign markets that are not yet reflected in a Fund’s NAV. Such trades may have the effect of reducing the value of existing shareholders’ investments. The Funds’ use of systematic fair value pricing is designed to more accurately reflect the current market value of a portfolio security and to minimize the possibilities for time-zone arbitrage; however, the Funds’ process may not be effective in preventing short-term NAV arbitrage trading.
Bonds
Long-Term Debt Securities. Debt securities, including bonds, notes, debentures, certificates of deposit, commercial paper, bankers’ acceptances and obligations of domestic and foreign banks, with remaining maturities of more than sixty (60) calendar days for which reliable market quotations are readily available, shall be valued at the closing price. In the absence of closing prices, such securities will be valued at the mean between the closing bid and closing asked prices.

            NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements (Unaudited) (Continued)

Short-Term Debt Securities. Debt securities with a remaining maturity of sixty (60) days or less are generally valued at amortized cost, subject to Board oversight.
Futures and Option contracts
Options Listed on a National Securities Exchange. Exchange traded options shall be valued at the composite mean between the closing bid and closing asked price, as provided by ICE.
•
Any options expiring within 30 days that are “out of the money” and for which there is no bid or asked price on the primary exchange, shall be valued at zero ($0.00). For the avoidance of doubt, the absence of a bid or asked price in such circumstance shall not result in treating the price as stale.

Exchange Traded Futures Contracts and Options on Futures Contracts. The market value of these instruments shall be the final settlement price or official closing price on the principal exchange on which the instrument is traded. If there is no such price, the value shall be the mean between the closing bid and the closing asked prices on the principal exchange.
Shares Valuation
The NAV per share of each share class of each Fund is calculated by dividing the net assets (total assets, minus all liabilities including accrued expenses) of the share class by the total number of shares outstanding of the share class, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the NYSE is closed for trading.
Foreign Currency Translation
Values of investments, receivables and payables denominated in foreign currencies are converted into U.S. dollars using a spot market rate of exchange each day. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using a spot market rate of exchange prevailing on the dates of such transactions. Foreign currency exchange rates shall be provided by an independent pricing service, bank, or broker-dealer. The portion of security gains and losses resulting from changes in foreign exchange rates are included with net realized and unrealized gain or loss from investments, as appropriate, for both financial reporting and tax purposes. The Funds bear the risk of changes in the foreign currency exchange rates and the impact on the value of assets and liabilities denominated in foreign currency. The Funds also bear the risk of a counterparty failing to fulfill its obligation under a foreign currency contract. Investments in securities of foreign companies involve additional risks including: less available public information about the issuers of securities; less stringent regulatory standards; lack of uniform accounting, auditing and financial reporting standards; and country risks including less liquidity, high inflation rates and political and economic instability. The risks of foreign investments are typically greater in emerging and less-developed markets.
Multiple Class Allocations
Each class of shares of a Fund has equal rights as to earnings and assets, except that each class bears different distribution and shareholder servicing expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.
Accounting for Portfolio Transactions
The Funds account for purchases and sales of portfolio securities as of each security’s trade date. The Funds determine realized gains and losses based on identified cost (the same basis used for federal income tax purposes). When the Funds earn dividends, they record the income on the ex-dividend date, minus any foreign taxes. The Funds record interest income on an accrual basis. Premiums and discounts on the purchase of securities are amortized/accreted using the effective yield method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.
Use of Management Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions in computing net asset value and preparing the financial statements, so the actual cash amounts received or paid for a Fund’s assets, liabilities, income, and other items may ultimately differ from what is shown here.
2. Adviser Fees
RMB serves as the investment adviser to the Funds. The Adviser is entitled to a monthly management fee at an annual rate equal to the following percentages of the average daily net assets of each Fund:
RMB Fund	0.60%
RMB Mendon Financial Services Fund	0.75%
RMB International Fund	0.75%
RMB Japan Fund	0.90%
RMB Small Cap Fund	0.85%
RMB SMID Cap Fund	0.70%
The Adviser, not the Funds, pays the Sub-Adviser for services with respect to the RMB Mendon Financial Services Fund. Effective May 1, 2020, the annual advisory fees for RMB Small Cap Fund and RMB SMID Cap Fund were reduced by 0.15% to the amounts shown above.
3. Distribution Fees and Commissions
Foreside Fund Services, LLC (the “Distributor”) serves as principal underwriter to the Funds pursuant to a distribution agreement dated May 31, 2017. The Distributor acts as principal underwriter of each Fund’s shares. The RMB Fund and RMB Mendon Financial Services Fund have adopted distribution plans under Rule 12b-1 of the 1940 Act, to reimburse the Distributor for services provided for distributing Class A and Class C shares of the Funds. The following Funds

NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements (Unaudited) (Continued)

pay the Distributor distribution and service fees from the assets of the share classes, and in the amounts, listed below:
Distribution Fees:
	Class A	Class C
RMB Fund	0.25%	0.75%
RMB Mendon Financial Services Fund	0.25%	0.75%
Service Fees:
Class C
RMB Fund	0.25%
RMB Mendon Financial Services Fund	0.25%
4. Offering Price
For Class A shares, the offering price as of June 30, 2020, including the maximum 5% sales charge was $27.61 and $28.60 for RMB Fund and RMB Mendon Financial Services Fund, respectively. The redemption price is NAV. Class C shares are offered at NAV without the imposition of an initial sales charge and the redemption price is NAV, subject to any applicable CDSC. Class I shares are offered at NAV without the imposition of an initial sales charge or a CDSC.
5. Expenses
Expenses directly charged or attributable to any Fund will be paid from the assets of that Fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each series on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each series or the nature of the services performed and relative applicability to each series. Fund expenses that are not class specific are allocated to each class based on relative net assets. Differences in class-level expenses may result in payment of different per share dividends by class.
The Adviser adopted a contractual Expense Limitation Agreement (the “Agreement”) for the Funds. Under the Agreement, the Adviser contractually limits certain operating expenses (including advisory, distribution and service fees, among others) of the following Funds and share classes to the rates below based on average daily net assets by waiving its advisory fees and reimbursing Fund operating expenses.
	Class A	Class C	Class I
RMB Fund	1.59%	2.34%	1.34%
RMB Mendon Financial Services Fund	1.80%	2.55%	1.55%
RMB International Fund			1.15%
RMB Japan Fund			1.30%
RMB Small Cap Fund			0.95%
RMB SMID Cap Fund			0.80%
Effective May 1, 2020, the annual expense limitations for RMB Small Cap Fund and RMB SMID Cap Fund were reduced by 0.15% to the amounts shown above.
In accordance with the Agreement, the Adviser will not reimburse a Fund for certain expenses, such as interest, taxes, brokerage commissions, dealer spreads and other transaction costs, capitalized expenditures, acquired fund fees and expenses, short sale dividends, extraordinary expenses not incurred in the ordinary course of the Fund’s business (e.g., litigation, indemnification) and any other costs and expenses approved by the Board. For the period ended June 30, 2020, there were extraordinary expenses of $44,400 allocated to the RMB Mendon Financial Services Fund related to the reorganization (See Note 15).
The Agreement will remain in effect through April 30, 2021, with the exception of RMB Mendon Financial Services Fund which will remain in effect through June 30, 2021, and may be continued from year to year thereafter, if agreed by all parties to the Agreement. While in effect the Agreement may be terminated with respect to a Fund by agreement of RMB and the Funds’ Board of Trustees and shall terminate automatically upon the termination of the Fund’s Advisory Agreement or, if applicable, Sub-Advisory Agreement.
Amounts waived or reimbursed by the Adviser with respect to a Fund may be recouped for a period of three years from the date an amount was waived or reimbursed to the extent the Fund’s actual fees and expenses for a fiscal period, including recoupments paid to the Adviser, are less than the Fund’s expense limitation both at the time of waiver and recoupment. The following table shows each Fund’s waived or reimbursed expenses subject to recoupment by the Adviser for the next three years:
Year Incurred	Expiration Year	RMB Japan Fund	RMB Small Cap Fund	RMB SMID Cap Fund
2018	2021	$110,503	$—	$—
2019	2022	$15,745	$81,482	$75,354
2020	2023	$18,509	$89,318	$80,365
The RMB Fund, RMB Mendon Financial Services Fund, and RMB International Fund do not have any previously waived or reimbursed expenses subject to recoupment by the Adviser. For the period ended June 30, 2020, the Adviser recouped fees of $5,053 from RMB Japan Fund.
6. Investment Transactions
The aggregate cost of purchases and proceeds from sales of securities, excluding short-term investments for each Fund, for the period ended June 30, 2020, were as follows:
	Purchases	Sales
RMB Fund	$11,287,973	$17,378,600
RMB Mendon Financial Services Fund1	$104,747,322	$156,292,494
RMB International Fund	$55,328,220	$38,911,280
RMB Japan Fund	$15,908,340	$12,312,769
RMB Small Cap Fund	$28,976,466	$21,879,966
RMB SMID Cap Fund	$35,543,000	$23,111,717

1
Purchases for RMB Mendon Financial Services Fund does not include the acquisition of $18,755,912 of securities and other financial instruments from the RMB Mendon Financial Long/Short Fund pursuant to the reorganization after close of business on June 19, 2020 (See Note 15).

            NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements (Unaudited) (Continued)

7. Line of Credit
The Trust has a Loan Agreement with U.S. Bank, N.A. Under the terms of the Loan Agreement, the aggregate borrowing for each Fund cannot exceed the lesser of $75 million or 33 1∕3% of the net asset market value of the unencumbered assets of the Funds. The interest rate on loans under the Loan Agreement equals the prime rate minus one percent per annum, payable monthly. For the period ended June 30, 2020, borrowing activity under the line of credit was as follows:
	Outstanding Daily Average Balance for the Period	Maximum Amounts Outstanding for the Period	Interest Expense for the Period	Average Interest Rate	Outstanding Balance at 6/30/2020
RMB Fund	$640,250	$1,085,000	$481	3.25%	$0
RMB Mendon Financial Services Fund	717,800	4,004,000	519	2.95%	13,000
RMB International Fund	455,000	455,000	28	2.25%	0
RMB Small Cap Fund	2,939,600	6,727,000	956	2.85%	0
RMB SMID Cap Fund	245,750	281,000	61	2.25%	0
8. Distributions and Taxes
Each Fund’s dividends from net investment income, if any exist, are generally declared and paid at least annually. Distributions of net realized gains, if any, are declared and paid at least annually for the Funds. All short-term capital gains are included in ordinary income for tax purposes.
The Funds record distributions on the ex-dividend date. On occasion, a Fund may make reclassifications among some of its capital accounts. This could have the effect of changing the nature of certain distributions that have already been made, which could have tax implications for shareholders. A Fund would only make reclassifications consistent with federal tax regulations.
It is each Fund’s intention to continue to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its earnings to its shareholders. Therefore, no federal income tax provision has been made. Certain Funds may utilize earnings and profits on redemption of shares as part of the dividends paid deduction.
The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.
Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2018 − 2020), or expected to be taken in the Funds’ 2021 tax returns. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next six months.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. The character of distributions paid on a tax basis during 2019 and 2018 are as follows:
Fiscal year ended 12/31/2019	RMB Fund	RMB Mendon Financial Services Fund	RMB International Fund	RMB Japan Fund
Distributions paid from:
Ordinary income	$668,228	$—	$2,510,320	$798,824
Long-Term Capital Gain	1,221,634	3,310,235	—	—
Total Distributions Paid	$1,889,862	$3,310,235	$2,510,320	$798,824

For the period from 7/1/19 to 12/31/20191	RMB Small Cap Fund	RMB SMID Cap Fund
Distributions paid from:
Ordinary income	$678,779	$756,944
Long-Term Capital Gain	4,826,807	19,863,283
Total Distributions Paid	$5,505,586	$20,620,227

Fiscal year ended 12/31/2018	RMB Fund	RMB Mendon Financial Services Fund	RMB International Fund	RMB Japan Fund
Distributions paid from:
Ordinary income	$2,667	$11,459,795	$258,083	$168,775
Long-Term Capital Gain	6,780,004	18,024,374	—	—
Total Distributions Paid	$6,782,671	$29,484,169	$258,083	$168,775

NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements (Unaudited) (Continued)

Fiscal year ended 6/30/20191	RMB Small Cap Fund	RMB SMID Cap Fund
Distributions paid from:
Ordinary income	$—	$4,808,485
Long-Term Capital Gain	32,279,821	17,126,945
Total Distributions Paid	$32,279,821	$21,935,430

Fiscal year ended 6/30/20181	RMB Small Cap Fund	RMB SMID Cap Fund
Distributions paid from:
Ordinary income	$4,794,030	$4,523,434
Long-Term Capital Gain	44,024,773	31,938,075
Total Distributions Paid	$48,818,803	$36,461,509

1
RMB Small Cap Fund and RMB SMID Cap Fund changed fiscal year ends from June 30 to December 31 effective close of business September 5, 2019.

The Funds designated as long-term capital gain dividends, pursuant to IRS Section 852(b)(3), the amounts necessary to reduce the earnings and profits of the Funds related to net capital gains to zero for the tax year ended December 31, 2019.
As of December 31, 2019, the components of distributable earnings on a tax basis were as follows:
2019	RMB Fund	RMB Mendon Financial Services Fund	RMB International Fund	RMB Japan Fund	RMB Small Cap Fund	RMB SMID Cap Fund
Tax cost of Investments	$68,035,672	$304,008,716	$204,126,656	$63,821,732	$67,185,794	$96,707,215
Unrealized appreciation	43,619,204	90,846,708	15,862,836	8,144,153	35,407,836	64,108,431
Unrealized depreciation	(222,764)	(7,512,503)	(4,127,745)	(1,881,405)	(1,555,586)	(2,616,305)
Net unrealized appreciation	43,396,440	83,334,205	11,735,091	6,262,748	33,852,250	61,492,126
Undistributed ordinary income	352,332	—	519,239	2,312	—	—
Undistributed long-term capital gains	1,420,877	—	—	—	4,014,765	4,423,306
Total distributable earnings	1,773,209	—	519,239	2,312	4,014,765	4,423,306
Other accumulated losses	—	(3,353,954)	(14,089,145)	(4,648,435)	(269,685)	(484,112)
Total accumulated gain/(loss)	$45,169,649	$79,980,251	$(1,834,815)	$1,616,625	$37,597,330	$65,431,320
Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Under the law in effect prior to the Act, pre-enactment net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.
As of December 31, 2019, the following Funds had net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by treasury regulations:
Not Subject to Expiration	RMB Fund	RMB Mendon Financial Services Fund	RMB International Fund	RMB Japan Fund	RMB Small Cap Fund	RMB SMID Cap Fund
Short-Term	$—	$(3,353,955)	$(7,668,904)	$(4,478,621)	$—	$—
Long-Term	$—	$—	$(5,531,626)	$(171,820)	$—	$—
At December 31, 2019, RMB Small Cap Fund and RMB SMID Cap Fund had Deferred Post-October losses of $269,685 and $484,112, respectively.

            NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements (Unaudited) (Continued)

Net investment income and realized gain and loss for federal tax purposes differ from that reported in the financial statements because of temporary and permanent book and tax differences. These differences are primarily related to differing treatment of wash sales, REITS, PFIC partnerships and the tax practice known as equalization. As of December 31, 2019, the permanent book and tax basis differences were as follows:
Increase/(Decrease)	RMB Fund	RMB Mendon Financial Services Fund	RMB International Fund	RMB Japan Fund	RMB Small Cap Fund	RMB SMID Cap Fund
Distributable Earnings	$(316,271)	$105,677	$—	$—	$(232,903)	$9,752,423
Paid-In Capital	$316,271	$(105,677)	$—	$—	$232,903	$(9,752,423)
9. Disclosure of Certain Commitments and Contingencies
Under the Funds’ organizational documents, officers and trustees of the Trust are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and based on experience expect the risk of loss to be remote.
10. Transactions with Affiliated Securities
During the period ended June 30, 2020, RMB Mendon Financial Services Fund owned shares of the following affiliated securities. An affiliated security is a security in which the Fund has ownership of at least 5% of the outstanding voting securities.
RMB Mendon Financial Services Fund
Affiliate	Value at 12/31/19	Cost of Purchases	Proceeds from Sales	Realized Gain/(Loss)	Unrealized Gain/(Loss)	Value at 06/30/20	Dividend Income
Equity Bancshares, Inc. – Class A1	$25,431,725	$—	$3,188,281	$(2,980,949)	$(7,926,495)	$11,336,000	$—
Totals	$25,431,725	$—	$3,188,281	$(2,980,949)	$(7,926,495)	$11,336,000	$—

Affiliate	Shares at 12/31/19	Purchases	Sales	Shares at 06/30/20
Equity Bancshares, Inc. – Class A1	823,833	—	173,833	650,000
Totals	823,833	—	173,833	650,000

1
As of June 30, 2020, the company is no longer an affiliate.

11. Restricted Securities
The Funds may not invest more than 15% of net assets in securities subject to legal or contractual restrictions on resale (“restricted securities”). Restricted securities deemed by the Adviser to be liquid are not subject to the 15% limitation. At June 30, 2020, the Funds held the following restricted securities.
	Common Stock	Cost	Value at June 30, 2020	Percentage of Net Assets
RMB Mendon Financial Services Fund	Professional Holding Corp. – Class A	$4,595,955	$3,448,208	1.80%
12. Fund Risks
Each of the Funds is subject to market risk, equity securities risk, management risk, and other risks. Market risk is the risk that the price of a security held by a Fund may decline, sometimes rapidly or unpredictably, due to changing economic, political or market conditions that are not specifically related to the issuer of the security. Equity securities risk is the risk that the price of an equity security held by a Fund may decline due to factors related to the issuer of the security including the sector or industry in which it operates. Equity securities may be disproportionately affected by these risks because they are subordinated to preferred stock, bonds, and other debt instruments in the issuer’s capital structure. Equity securities have historically experienced more volatility in their returns than debt securities. Management risk is the risk that investment decisions employed by the Adviser or Sub-Adviser will not produce the intended results.
RMB Mendon Financial Services Fund may be disproportionately affected by events affecting the Financial Services sector, which may include the following:
•
Changes in interest rates

•
Bank viability/liquidity

•
Corporate and consumer debt default rates

•
Financial companies may fall out of favor

Also, changing regulation of Financial Services companies may adversely or positively affect companies in which the Funds invest.

NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements (Unaudited) (Continued)

In addition, each Fund is subject to small- and mid-capitalization companies risk, and each Fund except the RMB Fund, RMB Small Cap Fund, and RMB SMID Cap Fund is subject to micro capitalization companies risk.
Micro cap companies (companies with a market capitalization of less than $300 million) may be less financially secure, more volatile and have lower trading volumes than large-, mid- or small-capitalization companies.
Small- and mid-capitalization companies may have greater price volatility than, and be less liquid than, large-capitalization companies.
In addition, the coronavirus disease 2019 (COVID-19) pandemic has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls, drop in demand and supply chain disruption, among others. Such disruptions may be caused or exacerbated by quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, or other infectious illness outbreaks, epidemics or pandemics that may arise in the future, as well as actions that have been or could be taken by governmental authorities or other third parties, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. The disruptions caused by COVID-19 or other infectious illness outbreaks, epidemics or pandemics could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective. Any such event(s) could have a significant adverse impact on the value and risk profile of the Funds. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.
These risks, and other risks applicable to the Funds, are further described in the Funds’ Prospectus and Statement of Additional Information.
13. Fair Value Measurements
U.S. GAAP defines fair value as the price that would be received in the sale of an asset or that would be paid to transfer a liability in an orderly transaction between market participants on the measurement date. Various inputs are used in determining the fair value of a Fund’s investments, other assets, and liabilities. These inputs are classified into one of three broad levels that comprise the fair value hierarchy. The lowest level for any significant input used in determining the fair value of an investment, other asset, or liability determines the classification of that asset or liability in the hierarchy. The three levels of the fair value hierarchy are as follows:
Level 1 — Prices are determined using unadjusted exchange-traded prices in active markets for identical securities. This technique is used for exchange-traded domestic common and preferred equities and certain options.
Level 2 — Prices are determined using significant observable inputs. “Observable inputs” reflect the assumptions that market participants would use in valuing an asset or liability based on market data obtained from independent sources. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these techniques are received from independent pricing vendors and are based on an evaluation of the inputs described. These techniques are used for certain domestic preferred equities, unlisted rights and warrants and certain options.
Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable, such as when there is little or no market activity for an investment, unobservable inputs may be used. Unobservable inputs reflect RMB’s Valuation Committee’s own assumptions about the factors that market participants would use in pricing an investment and are based on the best information available. These inputs include, but are not limited to, the cost of the security at the date of purchase; fundamental analytical data relating to the issuer of the security, the type of security and relevant financial statements; special reports, if any, prepared by qualified analysts; and the nature and duration of restrictions, if any, on disposition of the security. Securities using this technique are generally thinly traded or privately placed, and may be valued using broker quotes, which may not only use observable or unobservable inputs but may also include the use of brokers’ own judgments about the assumptions that market participants would use.
The following table provides the fair value measurements of applicable Fund assets by security class and fair value hierarchy level as of June 30, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
At June 30, 2020	Level 1	Level 2	Level 3	Total
RMB Fund
Assets
Common Stocks1	$95,533,468	$—	$—	$95,533,468
Short-Term Investments	1,281,329	—	—	1,281,329
Total Investments in Securities	$96,814,797	$—	$—	$96,814,797
RMB Mendon Financial Services Fund
Assets
Common Stocks1	$189,073,399	$—	$—	$189,073,399
Warrants	170,259	—	—	170,259
Short-Term Investments	796	—	—	796
Total	$189,244,454	$—	$—	$189,244,454
Liabilities
Written Options1	(645,000)	(1,097,490)	—	(1,742,490)
Total Investments in Securities	$188,599,454	$(1,097,490)	$—	$187,501,964
RMB International Fund
Assets

            NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements (Unaudited) (Continued)

At June 30, 2020	Level 1	Level 2	Level 3	Total
Common Stocks1,2	$5,579,430	$192,468,919	$—	$198,048,349
Short-Term Investments	5,341,059	—	—	5,341,059
Total Investments in Securities	$10,920,489	$192,468,919	$—	$203,389,408
RMB Japan Fund
Assets
Common Stocks1,2	$—	$65,138,960	$—	$65,138,960
Short-Term Investments	2,643,329	—	—	2,643,329
Total Investments in Securities	$2,643,329	$65,138,960	$—	$67,782,289
RMB Small Cap Fund
Assets
Common Stocks1	$97,778,953	$—	$—	$97,778,953
Short-Term Investments	4,998,285	—	—	4,998,285
Total Investments in Securities	$102,777,238	$—	$—	$102,777,238
RMB SMID Cap Fund
Assets
Common Stocks1	$158,138,156	$—	$—	$158,138,156
Short-Term Investments	7,753,733	—	—	7,753,733
Total Investments in Securities	$165,891,889	$—	$—	$165,891,889

1
Refer to each Fund’s respective Portfolio Holdings for a breakdown of holdings by sector or industry.

2
Foreign securities valued using systemic fair valuation are moved from Level 1 to Level 2. The table below provides a breakdown, by country, of the RMB International Fund’s and the RMB Japan Fund’s Level 2 securities at June 30, 2020.

	RMB International Fund	RMB Japan Fund
Australia	$3,015,456	$—
Finland	4,853,152	—
France	19,105,364	—
Germany	6,010,820	—
Hong Kong	9,287,169	—
Ireland	11,723,489	—
Japan	65,387,336	65,138,960
Netherlands	4,796,792	—
Spain	10,965,012	—
Sweden	3,511,364	—
Switzerland	24,022,627	—
United Kingdom	29,790,338	—
Total	$192,468,919	$65,138,960
14. Disclosures about Derivative Instruments and Hedging Activities
Accounting Standards Codification 815 — Disclosures about Derivative Instruments and Hedging Activities (“ASC 815”) requires enhanced disclosures to provide information about the reasons the Funds invest in derivative instruments, the accounting treatment of derivatives and the effect derivatives have on financial performance.
The following is a summary of the fair valuations of the Funds’ derivative instruments categorized by risk exposure as of June 30, 2020:
Fair Value of Derivative Instruments
As of June 30, 2020
Fund	Derivatives not accounted for as hedging instruments under ASC 815	Statements of Assets & Liabilities Location	Asset or Liability	Fair Value
RMB Mendon Financial Services Fund	Equity Contracts	Options written, at value	Liability	$1,742,490
The Effect of Derivative Instruments on the
Statements of Operations
For the year ended June 30, 2020
Fund	Changes in Derivatives not accounted for as hedging instruments under ASC 815	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
RMB Mendon Financial Services Fund	Equity Contracts	Realized gain on written options	$462,895
		Net unrealized appreciation/ depreciation on written options		$(132,852)
The derivative instruments outstanding as of the period ended June 30, 2020 as disclosed in the Funds’ portfolio holdings and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period ended June 30, 2020 as disclosed in the Funds’ statements of operations serve as indicators of the volume of derivative activity for the Funds.
The quarterly average volumes of derivative instruments as of June 30, 2020 are as follows:
Fund	Derivative	Instrument	Number of Contracts	Notional Value
RMB Mendon Financial Services Fund	Equity Contracts	Call Option Written	(4,564)	$(740,881)
The average number of derivative instruments is based on the average quarter end balances for the period January 1, 2020 to June 30, 2020.
15.   Fund Reorganizations and In-Kind Contributions
As of close of business on June 19, 2020, pursuant to an Agreement and Plan of Reorganization previously approved by the Trust’s Board of Trustees, all of the assets and liabilities of the RMB Mendon Financial Long/Short Fund were transferred to the RMB Mendon Financial Services Fund (the "Acquiring

NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements (Unaudited) (Continued)

Fund") in exchange for shares of the Acquiring Fund (the"Reorganization"). The Reorganization was a tax-free Reorganization for federal income tax purposes. For financial reporting purposes, the Acquiring Fund was deemed to be the accounting survivor and as a result, the financial statements and financial highlights do not reflect the operations of the Target Fund. Information with respect to the net assets and other relevant operating data for the Target Fund on the Reorganization date is included below:
Target Fund	RMB Mendon Financial Long/Short Fund – Class A	RMB Mendon Financial Long/Short Fund – Class C	RMB Mendon Financial Long/Short Fund – Class I
Net Assets	$7,055,269	$2,813,344	$8,887,299
Shares Outstanding	1,091,425	477,605	1,352,940
Net Asset Value	6.46	5.89	6.57
Unrealized appreciation/depreciation	10,737,461	637,179	(12,744,223)
Acquiring Fund	RMB Mendon Financial Services Fund – Class A	RMB Mendon Financial Services Fund – Class C	RMB Mendon Financial Services Fund – Class I
Net Assets immediately prior to Reorganization	$55,428,864	$18,752,274	$103,747,910
Net Assets immediately after Reorganization	$62,484,133	$21,565,618	$112,635,209
Fund Shares Issued in exchange for acquired fund	260,632	116,297	322,605
Exchange rate for shares issued	0.24	0.24	0.24
Assuming the Reorganization had been completed on January 1, 2020, the beginning of the annual reporting period of the Funds, the Fund’s pro forma results of operations for the period ended June 30, 2020, are as follows:
RMB Mendon Financial Services Fund
Net investment income	$147,618
Net realized loss on investments	(63,418,709)
Change in net unrealized appreciation/depreciation on investments	(119,310,519)
Total decrease in net assets resulting from operations	$(182,581,610)
Since the combined investment portfolios have been managed as a single integrated portfolio from the time the acquisition was completed, it is not practical to separate the amounts of revenue and earnings of the Acquired Funds that have been included in the Acquiring Fund’s statements of operations since June 19, 2020.
The RMB Small Cap Fund, RMB SMID Cap Fund, and RMB Dividend Growth Fund are the successors to the IronBridge Funds (the ‘‘Predecessor Funds’’). As of close of business on June 21, 2019, pursuant to an Agreement and Plan of
Reorganization previously approved by the Predecessor Funds’ shareholders and Board of Trustees, all of the assets and liabilities of each Predecessor Fund were transferred to the corresponding Successor Fund, as set forth in the table below, in exchange for Class I shares of the Successor Fund (the ‘‘Reorganizations’’).
Predecessor Fund	Successor Fund
IronBridge Small Cap Fund	RMB Small Cap Fund
IronBridge SMID Cap Fund	RMB SMID Cap Fund
IronBridge Large Cap Fund	RMB Dividend Growth Fund
The Reorganizations were a tax-free event to the Funds’ shareholders and the investment objective of each Successor Fund was identical to that of its corresponding Predecessor Fund, with the exception of the Dividend Growth Fund which has an investment objective of long-term capital appreciation. The Predecessor Funds were deemed to be the accounting survivor for financial reporting purposes, and as a result, the financial statements and financial highlights of each Successor Fund reflects the operations of the corresponding Predecessor Fund for periods prior to the Reorganizations. The final net asset value of each Predecessor Fund at the time of the Reorganizations served as the beginning net asset value for the corresponding Successor Fund. Information with respect to net assets and other relevant operating data for the Predecessor Funds on the Reorganization date is included below:
	IronBridge Small Cap Fund	IronBridge SMID Cap Fund	IronBridge Large Cap Fund
Net assets	$118,978,909	$180,094,492	$35,972,500
Shares outstanding	8,810,935	15,862,806	2,512,941
Net asset value	$13.50	$11.35	$14.31
Investments at fair value	$118,971,223	$180,272,938	$35,944,378
Unrealized appreciation/ depreciation	$37,133,236	$63,269,701	$9,404,823
Undistributed net investment income	$457,490	$421,764	$120,294
Accumulated net realized gain	$5,928,943	$16,842,391	$5,134,790
On June 24, 2020, RMB SMID Cap Fund accepted an in-kind subscription for Fund shares, and as a result the Fund received securities. This in-kind contribution was a taxable contribution for U.S. federal income tax purposes. RMB SMID Cap Fund recorded the securities at a fair value of $16,720,181 on June 24, 2020, the contribution date, and reflected the in-kind contributions in capital shares sold in the statement of changes in net assets.
16. Subsequent Events
The Adviser has evaluated the impact of all subsequent events occuring after the date of this report and has determined that there were no events that require recognition or disclosure in the financial statements.

            NOTES TO FINANCIAL STATEMENTS

Other Information (Unaudited)

Understanding Your Fund Expenses
As a shareholder of the Funds you incur two types of costs: (1) transaction costs, including sales charges (loads); and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2020 to June 30, 2020.
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Actual Expenses Paid During Period” that corresponds to your Fund and share class in order to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the costs of investing in other mutual funds. To do so, compare the amount under the heading entitled “Hypothetical Expenses Paid During Period” that corresponds to your Fund and share class with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you compare the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

RMB Funds	Beginning Account Value 1/1/2020	Ending Account Value 6/30/2020	Actual Expenses Paid During Period* 1/1/2020 – 6/30/2020	Beginning Account Value 1/1/2020	Ending Account Value 6/30/2020	Hypothetical Expenses Paid During Period* 1/1/2020 – 6/30/2020	Expense Ratio*
RMB Fund
Class A	$1,000.00	$930.50	$6.05	$1,000.00	$1,018.60	$6.32	1.26%
Class C	$1,000.00	$927.10	$9.63	$1,000.00	$1,014.87	$10.07	2.01%
Class I	$1,000.00	$931.70	$4.80	$1,000.00	$1,019.89	$5.02	1.00%
RMB Mendon Financial Services Fund
Class A	$1,000.00	$651.60	$5.54	$1,000.00	$1,018.15	$6.77	1.35%
Class C	$1,000.00	$648.90	$8.65	$1,000.00	$1,014.37	$10.57	2.11%
Class I	$1,000.00	$652.30	$4.56	$1,000.00	$1,019.34	$5.57	1.11%
RMB International Fund
Class I	$1,000.00	$889.10	$4.74	$1,000.00	$1,019.84	$5.07	1.01%
RMB Japan Fund
Class I	$1,000.00	$928.90	$6.23	$1,000.00	$1,018.40	$6.52	1.30%
RMB Small Cap Fund
Class I	$1,000.00	$885.00	$4.92	$1,000.00	$1,019.64	$5.27	1.05%
RMB SMID Cap Fund
Class I	$1,000.00	$937.00	$4.33	$1,000.00	$1,020.39	$4.52	0.90%

*
Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the 182 days in the most recent fiscal half-year, divided by 366 days in the year (to reflect the one-half year period).

OTHER INFORMATION

Other Information (Unaudited) (Continued)

Proxy Voting Policies and Procedures
A description of the policies and procedures that the Funds use to determine how to vote proxies is available in the most recent Statement of Additional Information, which can be obtained without charge by (1) calling (800) 462-2392; (2) visiting the Funds’ website located at http://www.rmbfunds.com; and (3) visiting the U.S. Securities and Exchange Commission’s (“SEC”) website located at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge by calling (800) 462-2392 or on the SEC’s website at www.sec.gov.
Portfolio Holdings
The Funds file their complete schedule of portfolio holdings with the SEC as of the end of the first and third quarters of each fiscal year (quarters ended March 31 and September 30) on Form N-PORT. Portfolio holdings filed on Form N-PORT are publicly available 60 days after the end of the applicable quarter. The Funds’ Form N-PORT filings are available on the SEC’s website at www.sec.gov. A complete listing of each Fund’s portfolio holdings is available by visiting the Funds’ website located at www.rmbfunds.com or by calling (800) 462-2392.

            OTHER INFORMATION

Board of Trustees Evaluation and Approval of Investment
Advisory and Sub-Advisory Agreements

RMB Investors Trust (the “Trust”) has an Investment Advisory Agreement (the “Advisory Agreement”) with RMB Capital Management, LLC (“RMB”) pursuant to which RMB manages the series of the Trust. The series of the Trust are: RMB Fund, RMB Mendon Financial Services Fund,1 RMB International Fund, RMB Japan Fund, RMB Small Cap Fund (formerly IronBridge Small Cap Fund), and RMB SMID Cap Fund (formerly IronBridge SMID Cap Fund) (each, a “Fund,” and together, the “Funds”). The RMB Mendon Financial Services Fund is referred to herein as the “Mendon Fund.” RMB has a sub-advisory agreement (“Sub-Advisory Agreement” and, together with the Advisory Agreement, the “Agreements”) with Mendon Capital Advisors Corp. (“Mendon”) pursuant to which Mendon serves as the sub-adviser to the Mendon Fund.
The Investment Company Act of 1940, as amended (the “1940 Act”) requires that the continuance of the Agreements be approved annually by both the Board of Trustees (the “Board”) and by a majority of the trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”), voting separately. All of the Trustees of the Trust are Independent Trustees.
The continuance of the Advisory Agreement, as it relates to the Funds, and of the Sub-Advisory Agreement, as it relates to the Mendon Fund, was most recently considered and approved for a period through July 1, 2021 at an in-person meeting of the Board called for that purpose held on June 4, 2020.
The Board determined that the terms of each Agreement are fair and reasonable and approved the continuance of each of the Agreements, as applicable, for each of the Funds.
At its May 14, 2020 and June 4, 2020 meetings, the Trustees discussed the continuance of the Agreements for the Funds. At each meeting, the Board received and considered materials relating to, among other matters, the investment and management services provided by RMB and Mendon. The Board also considered matters bearing on the Agreements at its various meetings throughout the year, meets at least quarterly with the Funds’ portfolio managers and receives regular reports from RMB on the performance of the Funds.
In evaluating the Agreements, the Board received and reviewed information provided by RMB and Mendon in response to written requests from the Independent Trustees and their legal counsel, including without limitation information regarding RMB, Mendon, their affiliates and personnel, operations and financial condition. The Independent Trustees discussed with representatives of RMB and Mendon (including the portfolio managers of the Funds associated with those firms) the operations of the Funds and the capabilities of RMB and
Mendon to provide advisory services to the Funds and, in the case of RMB, to supervise Mendon in its provision of sub-advisory services to the Mendon Funds.
Among other written and oral information, the Board requested and was provided information regarding:
•
the investment performance of each Fund and of independently selected peer groups of funds and of the Funds’ performance benchmarks over various time periods;

•
the investment performance of private funds and accounts managed by RMB and Mendon (if any) with investment strategies similar to the investment strategies of the Funds;

•
each Fund’s advisory fees and other expenses, including information comparing the Fund’s fees and expenses to those of peer groups of funds and information about any applicable expense limitations and fee breakpoints;

•
the fees charged by RMB for investment advisory services, as well as other compensation received by RMB and its affiliates;

•
the fees paid to Mendon by RMB;

•
the expense cap arrangements;

•
the total operating expenses of the Funds and comparison of current expenses to the previous year’s expenses;

•
comparisons of the investment performance, fees and total expenses of the Funds to mutual funds with similar objectives and strategies managed by other investment advisers prepared by Morningstar, Inc. (“Morningstar”), an independent provider of investment company data;

•
investment management staffing and the experience of the investment advisory and other personnel of RMB and Mendon;

•
the historical quality of the services provided by RMB and Mendon;

•
financial statements and other information regarding the financial condition and prospects of RMB and Mendon; and

•
the profitability to RMB of managing the Funds and the methodology in allocating expenses to the management of the Funds.

Throughout the process, the Board had numerous opportunities to ask questions of and request additional materials from RMB and Mendon. During each meeting at which the Board considered the Agreements, they were advised by and met, as necessary, in executive session with their independent legal counsel.

1
The RMB Mendon Financial Long/Short Fund was reorganized into the RMB Mendon Financial Services Fund in June 2020.

OTHER INFORMATION

Board of Trustees Evaluation and Approval of Investment
Advisory and Sub-Advisory Agreements (Continued)

In considering the continuance of the Agreements, the Board reviewed and analyzed various factors that they determined were relevant, none of which by itself was considered dispositive. The material factors and conclusions that formed the basis for the determination of the Board and Independent Trustees to approve the Agreements are discussed below:
Approval of the Agreements
1.   Nature, Quality and Extent of Services.   The Board considered the nature, quality and extent of advisory, administrative and shareholder services provided by RMB, including the portfolio management of the Funds and supervision of Mendon for the Mendon Fund, supervision of operations of all Funds and compliance and regulatory filings for the Funds and disclosures to Fund shareholders, general oversight of Mendon and other service providers, coordination of Fund marketing initiatives, assisting the Independent Trustees in their capacity as trustees, and other services.
With regard to Mendon, the Board considered the nature, quality and extent of the services provided by Mendon, particularly portfolio management, compliance and performance of the Mendon Funds.
The Board also considered information on RMB and Mendon, such as: financial condition; investment professionals’ experience; reputation, financial strength, regulatory history and resources; approach to retention and compensation of investment and other personnel; and management structure and their intentions with respect to the management of the Funds.
The Board concluded that the nature, quality and extent of the services provided by RMB, its affiliates and Mendon to the Funds under the Agreements were appropriate for the Funds and that the Funds were likely to benefit from the continued provision of those services by RMB, its affiliates and Mendon, as applicable.
Performance of the Funds.   The Board considered short-term and long-term investment performance of the RMB Fund. The Board noted that the RMB Fund ranked 11/15, 8/15, 10/15 and 6/9 relative to its Morningstar peer group with respect to performance for the one-, three-, five-, and ten-year period ended March 31, 2020, respectively. The Board also noted RMB has served as the investment adviser to the RMB Fund since July 1, 2016, and that overall relative performance had trended positively during that time, although it had dropped recently as a result of the COVID-19 pandemic.
The Board considered the weak investment performance of the Mendon Fund, for which Mendon serves as sub-adviser, in relation to its respective peers as shown in the Morningstar materials and to relevant indices over available time periods.
The Board considered that the RMB Mendon Financial Services Fund had ranked 4/9 and 6/9 relative to its Morningstar peer group with respect to performance for the five- and ten-year periods ended March 31, 2020, respectively, but that it ranked at or near the bottom for the one- and three-year periods. In this context, the Board considered RMB was taking steps in its oversight of Mendon to seek to improve the Fund’s performance.
The Board considered the investment performance of the RMB International Fund, which ranked 3/15 and 2/15 relative to its Morningstar peer group for the one-year and year-to-date period ended March 31, 2020, respectively.
The Board considered the investment performance of the RMB Japan Fund, which ranked 7/10 and 6/10 relative to its Morningstar peer group for the one-year and year-to-date period ended March 31, 2020, respectively. The Board noted that the Fund needed to establish a longer track record and that the peer group included only one other small cap fund.
The Board considered the investment performance of the RMB Small Cap Fund, which ranked 2/15, 2/15, 3/15, and 3/13 relative to its Morningstar peer group for the one-, three-, five-, and ten-year period ended March 31, 2020, respectively.
The Board considered the investment performance of the RMB SMID Cap Fund, which ranked 5/15, 3/15, 3/15 and 5/13 relative to its Morningstar peer group for the one-, three-, five-, and ten-year period ended March 31, 2020, respectively.
2.   Costs of Services and Profits Realized by RMB.
(a)   Costs of Services to Funds: Fees and Expenses.   The Board considered each Fund’s management fee rate and expense ratio relative to industry averages for the Fund’s peer group category and the advisory fees charged by RMB to private funds and other accounts with similar investment mandates. The Trustees viewed favorably that fees would remain the same and the current willingness of RMB to limit the total expense ratios of certain Funds, including maintaining the agreement to contractually waive fees and reimburse expenses currently in effect. The Trustees also viewed cost-control efforts favorably, including the impact of recent changes to service providers to reduce administrative and custodial fees.
The Board noted that both the contractual management fee and total expenses for the RMB Fund were below the median within its Morningstar peer group. The Board also noted that the contractual management fee and total expenses for the RMB Mendon Financial Services Fund were at the median of its Morningstar peer group. The Board noted that the contractual management fee and total expenses for the RMB International Fund were significantly below the median within its Morningstar peer group. The Board noted that the contractual management fee and total expenses of the RMB Japan Fund were above the median within its Morningstar peer group but attributed to the small size of the Fund.
The Board noted that both the contractual management fee and total expenses for RMB Small Cap Fund (formerly IronBridge Small Cap Fund) were above the median within its Morningstar

            OTHER INFORMATION

Board of Trustees Evaluation and Approval of Investment
Advisory and Sub-Advisory Agreements (Continued)

peer group. The Trustees noted that the recently adopted fee caps should significantly improve the Fund’s ranking on fees and should position it below median going forward.
The Board also noted that the contractual management fee was at median and total expenses were below median within its Morningstar peer group for the RMB SMID Cap Fund. The Trustees noted that the recently adopted reduction of the management fee and expense cap for the RMB SMID Cap Fund should position it below both medians going forward.
The Board concluded that, for each Fund, the contractual management fee would be acceptable based upon the qualifications, experience, reputation and performance of RMB and the moderate overall expense ratio of the Funds given the relatively small size of the Funds and the Fund complex.
(b)   Profitability and Costs of Services to RMB.   The Board considered the materials concerning RMB’s profitability and costs attributable to the Funds. The Board also considered whether the amount of RMB’s profit would be a fair entrepreneurial profit for the management of the Funds. The Board considered the impact of the relatively small aggregate Fund assets on RMB’s fees and the amount of expenses that might be absorbed due to contractual expense waivers. The Board also reviewed financial statements showing RMB’s current financial position. The Board concluded that RMB’s profitability for each Fund would not be excessive, particularly in light of the quality of the services provided to the Funds.
3.    Extent of Economies of Scale as the Funds Grow.   The Board considered whether there have been economies of scale with respect to the management of the Funds and whether the Funds have appropriately benefited from any economies of scale. The Board noted the Funds do not have breakpoints on their advisory fees that would otherwise allow investors to benefit directly in the form of lower fees as the Funds’ assets grow. Given the low level of assets under management in each of the Funds, the Board determined to continue to review whether and how additional economies of scale might be achieved for the benefit of Fund investors as and if asset levels materially increased.
4.   Other Relevant Considerations.
(a)   Personnel and Methods.   The Board considered the size, education and experience of the staff of RMB and Mendon. The
Board also considered the favorable history, reputation, qualifications and background of RMB and Mendon, as well as the qualifications of their personnel, and concluded that each of RMB and Mendon had sufficient personnel, with appropriate education and experience, to serve the Funds effectively.
(b)   Other Benefits.   The Board also considered the character and amount of other direct and incidental benefits received by RMB, Mendon and their affiliates from their association with the Funds, including any soft dollar services received. The Board concluded that potential “fall-out” benefits that RMB, Mendon and their affiliates may receive, such as greater name recognition or increased ability to obtain research services, appear to be reasonable, and may in some cases benefit the Funds.
(c)   Other matters.   The Board also considered materials provided by, and discussion with, RMB and Mendon, on the ongoing COVID-19 pandemic and measures taken to mitigate its effects, including its current and potential impact on RMB’s, Mendon’s, and the Funds’ operations and performance.
Conclusions
In considering the Agreements, the Board did not identify any factor as all-important or all-controlling and instead considered the above-listed factors and others collectively in light of the totality of the Funds’ circumstances. Based on this review, it was the judgment of the Board that shareholders of the Funds would receive satisfactory performance at reasonable fees. As a part of its decision-making process, the Board considered, generally, that shareholders invested in the Funds knowing that RMB or Mendon, as applicable, managed the Fund and knowing their investment management fee schedules and investment philosophies. As such, the Board considered, in particular, whether RMB and Mendon managed the Funds in accordance with their investment objectives and policies as disclosed to shareholders.
After full consideration of the above factors, as well as other factors that the Board considered instructive in evaluating the Agreements, the Board and the Independent Trustees unanimously concluded that the continuance of the Agreements was in the best interest of each Fund and its shareholders and, on June 4, 2020, approved continuance of the Agreements for the Funds through July 1, 2021.

OTHER INFORMATION

Liquidity Risk Management Program

As required by Rule 22e-4 under the Investment Company Act of 1940, as amended, RMB Investors Trust (the “Funds”) adopted a written liquidity risk management program (“LRMP”) that is designed to assess and manage each Fund’s “liquidity risk,” which is defined as the risk that a Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. The Funds’ Board of Trustees (the “Board”) approved the designation of the Adviser’s Valuation Committee, consisting of senior executives of the Adviser, as the Administrator of the LRMP, effective June 1, 2019.
Under the LRMP, each Fund’s liquidity risk is managed taking into consideration (i) the Fund’s investment strategy, the liquidity of its portfolio investments, and its short- and long-term cash flow projections, in each case during normal and reasonably foreseeable stressed conditions, (ii) the Fund’s cash holdings and access to other funding sources, and (iii) other factors that the LRMP Administrator determines to be material and relevant. The liquidity of portfolio investments is classified, and reclassified as necessary, into one of the following four buckets: highly liquid, moderately liquid, less liquid, and illiquid. The LRMP Administrator reviews the classification (or bucketing) of each Fund’s portfolio investments no less frequently than monthly. The LRMP Administrator establishes a highly liquid investment minimum percentage of each Fund’s net assets, or the LRMP Administrator determines that the Fund primarily holds assets that are highly liquid and does not establish a highly liquid investment minimum. The LRMP also provides that no Fund may acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments.
At least annually, the LRMP Administrator prepares a written report that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, and the LRMP Administrator presents the written report to the Board. The LRMP Administrator presented its written report to the Board at the Board’s quarterly meeting on March 5, 2020. The report covered the period of June 1, 2019, the effective date of the LRMP, through December 31, 2019 (the “Review Period”).
The report stated that during the Review Period, there were no material liquidity events, no Fund breached the 15% limit on illiquid investments, redemptions in-kind had no impact on Fund liquidity, and no material changes were made to the LRMP. The report concluded that the process for classifying (or bucketing) portfolio investments is adequate and working effectively, each Fund primarily holds assets that are highly liquid, each Fund’s liquidity risk is low, the liquidity of each Fund is sufficient to meet anticipated redemptions, and the LRMP has been implemented and operated in an adequate and effective manner.
There can be no assurance that the LRMP will achieve its objectives under all circumstances in the future. Additional information regarding the risks of investing in the Funds, including liquidity risks, can be found in the Funds’ Prospectus and Statement of Additional Information.

            Liquidity Risk Management Program

Privacy Notice

Protecting the privacy of Fund shareholders is important to us. The following is a description of the practices and policies through which the Fund maintains the confidentiality and protects the security of your non-public personal information.
What Information We Collect
In the course of providing services to you, we may collect the following types of “non-public personal information” about you:
•
Information we receive from you on applications or other forms, such as your name, address and social security number, the types and amounts of investments and bank account information, and

•
Information about your transactions with us, our affiliates and others, as well as other account data.

“Non-public personal information” is non-public information about you that we obtain in connection with providing a financial product or service to you, such as the information described in the above examples.
“Affiliates” include the Funds’ investment adviser and companies that are related to RMB Investors Trust through common control or ownership. The Funds’ investment adviser, RMB Capital Management, LLC, is an affiliate of the Funds.
What Information We Disclose
We do not disclose non-public personal information about you or any of our former shareholders to anyone, except as permitted by law. We are permitted by law to share any of the information we collect, as described above, with our affiliates. In addition, in the normal course of serving shareholders, information we collect may be shared with companies that perform various services such as transfer agents, custodians and broker-dealers. These companies will use this information only for the services for which we hired them and as allowed by applicable law.
Confidentiality and Security Procedures
To protect your personal information, we permit access only by authorized personnel. We maintain physical, electronic and procedural safeguards to protect the confidentiality, integrity and security of your non-public personal information.
We will continue to adhere to the privacy policies and practices in this notice even after your account is closed or becomes inactive.
Additional Rights
You may have other privacy protections under applicable state laws. To the extent those state laws apply, we will comply with them with respect to your non-public personal information.

PRIVACY NOTICE

Distributor
Foreside Fund Services, LLC
3 Canal Plaza, Suite 100
Portland, ME 04101
internet: www.foreside.com
Shareholder Returns
Shareholders can obtain the most recent Fund returns by calling 1-(800) 462-2392 or on the Trust’s website at
http://www.rmbfunds.com.
Adviser RMB Capital Management, LLC 115 South LaSalle Street, 34th Floor Chicago, IL 60603	Independent Trustee Counsel Perkins Coie LLP 700 13th Street NW, Suite 600 Washington, DC 20005
Transfer Agent BNY Mellon Investment Servicing (US) Inc. 4400 Computer Drive Westborough, MA 01581	Independent Registered Public Accounting Firm Tait, Weller & Baker LLP 50 South 16th Street, Suite 2900 Philadelphia, PA 19102
Custodian U.S. Bank, N.A. 1555 North River Center Drive, Suite 302 Milwaukee, WI 53212	Administrator U.S. Bancorp Fund Services, LLC 2020 East Financial Way, Suite 100 Glendora, CA 91741
Legal Counsel Vedder Price P.C. 222 North LaSalle Street Chicago, IL 60601
OFFICERS OF THE TRUST

Christopher M. Graff
President
Maher Harb
Chief Financial Officer and Treasurer
John Davis
Chief Compliance Officer
Krista Rivers
Senior Vice President
Frank A. Passantino
First Vice President, Assistant Secretary and
Anti-Money Laundering Compliance Officer
Laura A. Flentye
Senior Vice President and Secretary
BOARD OF TRUSTEES

Independent Chair
Margaret M. Eisen
Trustees
Peter Borish
Robert Sabelhaus
James M. Snyder

Investment Company Act file number: 811-00994
This report was prepared for current shareholders of the Funds, which are all a part of RMB Investors Trust. To be distributed to potential shareholders, it must be accompanied by a current prospectus.
Because this report gives data about the past, the Funds’ holdings and the managers’ views may have changed since this report was prepared. None of the information in this report is intended as investment advice for individual investors, or as market predictions or securities recommendations, either explicit or implicit.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed March 9, 2018.

(2) A separate certification for each principal executive and principal financial officer pursuant to Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)). Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RMB Investors Trust

By /s/ Christopher M. Graff

Christopher M. Graff, President

Date: September 3, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Christopher M. Graff

Christopher M. Graff, President

Date: September 3, 2020

By /s/ Maher Harb

Maher Harb, Chief Financial Officer and Treasurer

Date: September 3, 2020